UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

TRILLIUM THERAPEUTICS INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Annual General and Special Meeting of Shareholders
Management Information Circular and Proxy Statement
This Management Information Circular and Proxy Statement (this “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management of Trillium Therapeutics Inc. (the “Corporation”), for use at our Annual General and Special Meeting of Shareholders to be held virtually on June 8, 2021 at the time and place and for the purposes set out in the accompanying Notice of Annual General and Special Meeting of Shareholders and any adjournment or postponement thereof.
No person has been authorized to give any information or make any representation in connection with any matters to be considered at the Annual General and Special Meeting, other than as contained in this Circular and, if given or made, any such information or representation must not be relied upon as having been authorized.
April 28, 2021

TRILLIUM THERAPEUTICS INC.
Notice of Annual General and Special Meeting of Shareholders
NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting of Shareholders (the “Meeting”) of Trillium Therapeutics Inc. (the “Corporation”) will be held on June 8, 2021, at 1:00 pm (Toronto time). The Meeting will be conducted as a virtual meeting only. Shareholders and duly appointed proxyholders may attend the virtual Meeting at https://web.lumiagm.com/268053638. The Meeting is being held for the following purposes:
1.
to receive the audited consolidated financial statements of the Corporation for the year ended December 31, 2020 (the “2020 Financial Statements”), together with the auditors’ report thereon;

2.
to elect seven (7) directors of the Corporation for the ensuing year;

3.
to reappoint Ernst & Young, LLP, Chartered Professional Accountants, Licensed Public Accountants, as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4.
to consider and act upon an advisory vote on the compensation of the Corporation’s named executive officers, as described in the Management Information Circular and Proxy Statement prepared in connection with the Meeting (the “Circular”);

5.
to consider and act upon an advisory vote on the frequency of future advisory votes on the compensation of the Corporation’s named executed officers, as described in the Circular; and

6.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Due to ongoing concerns related to the spread of COVID-19 and in order to protect the health and safety of our shareholders, employees, other stakeholders and the community in general, the Meeting will be held virtually. You can participate online using your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Edge or Firefox. By participating online, you will be able to listen to a live audio cast of the Meeting, ask questions online and submit votes in real time. You may also provide voting instructions before the Meeting by completing the form of proxy (the “Proxy Instrument”) or voting information form (“VIF”) that has been provided to you.
While as of the date of the Circular we intend to hold the Meeting in virtual-only format, we are continuously monitoring the current COVID-19 outbreak and reserve the right to take any measures we deem appropriate and/or required by law. On April 21, 2020, the Province of British Columbia passed an emergency order (the “Emergency Order”), pursuant to the Emergency Programs Act (British Columbia), allowing companies to hold virtual-only meetings during the state of emergency in the Province of British Columbia despite anything to the contrary in applicable legislation or a company’s by-laws. If, after the date of this Circular, the Emergency Order is cancelled or is deemed no longer in effect prior to the Meeting, we may decide to change the format of the Meeting. Changes to the means of holding the Meeting, if any, will be announced by way of press release which will be filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com under the Corporation’s profile and on our website at www.trilliumtherapeutics.com. We do not intend to prepare or mail an amended Circular in the event of changes to the Meeting format.
Particulars of the foregoing matters are set forth in the Circular. The Corporation has elected to use the notice-and-access provisions under National Instrument 51-102 — Continuous Disclosure Obligations and National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (collectively, the “Notice-and-Access Provisions”), adopted by the Canadian Securities Administrators for the Meeting to reduce its mailing costs and volume of paper with respect to the materials distributed for the purpose of the Meeting. The Notice-and-Access Provisions are a set of rules that permit the Corporation to post the Meeting materials, 2020 Financial Statements and accompanying management’s discussion and analysis (“MD&A”), online rather than making a traditional physical delivery of such materials. Shareholders will still receive this notice of Meeting, together with a Proxy Instrument, or VIF, as the case may be, and a financial statement request form. The Corporation will not use procedures known as “stratification” in relation to the use of the Notice-and-Access Provisions.
Shareholders are directed to read the Circular carefully and in full in evaluating the matters for consideration at the Meeting. Further disclosure on the matters set out above may be found in the Circular in the section entitled “Particulars of Matters to be Acted Upon”. The Circular, 2020 Financial Statements, MD&A and other relevant materials are available on the Corporation’s website at www.trilliumtherapeutics.com, for a minimum of one year, and under the Corporation’s directory on SEDAR at www.sedar.com. Any shareholder who wishes to receive a paper copy of such documents free of charge should contact the Corporation’s registrar and transfer agent, Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, or by calling toll-free at 1-866-962-0498 (North America only) or direct at 514-982-8716 (outside of North America). In order to be certain of receiving such materials in time to vote before the Meeting, the request should be received by Computershare Investor Services Inc. by May 28, 2021. Any shareholder wishing to obtain additional information about the Notice-and-Access Provisions can contact Computershare Investor Services Inc. by calling toll free at 1-866-964-0492.
The record date for the determination of shareholders of the Corporation entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof (the “Record Date”), is April 19, 2021. Shareholders of the Corporation whose names have been entered in the register of shareholders of the Corporation at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.
If you are a registered shareholder of the Corporation, and are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof in person, you may complete, date and sign the enclosed Proxy Instrument or other appropriate form of proxy and, in either case, (i) deliver the completed proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, or (ii) vote using the Internet at www.investorvote.com, or (iii) vote using the Telephone at 1-866-732-VOTE(8683) from a touch tone telephone, no later than 48 hours (excluding Saturdays, Sundays and holidays) preceding the date and time of the Meeting, or any adjournment or postponement thereof.
If you are not a registered shareholder of the Corporation, a VIF, instead of a form of proxy, may be enclosed. You must follow the instructions, including deadlines for submission, on the VIF in order to vote your shares.
DATED as of the 28th day of April, 2021.
BY ORDER OF THE BOARD OF DIRECTORS
“Dr. Jan Skvarka”
Dr. Jan Skvarka
Director, President and Chief Executive Officer

MANAGEMENT INFORMATION CIRCULAR

2488 Dunwin Drive,
Mississauga, Ontario
L5L 1J9
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
Except where indicated otherwise, the following information is dated as of April 28, 2021 and all dollar amounts are in United States dollars.
SOLICITATION OF PROXIES
The information contained in this Management Information Circular and Proxy Statement (this “Circular”) is furnished in connection with the solicitation of proxies by the management of Trillium Therapeutics Inc. (the “Corporation”) for use at the Annual and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of our common shares (“Common Shares”), to be held on June 8, 2021 at 1:00 pm (Toronto time) and to be conducted virtually at https://web.lumiagm.com/268053638,and at all adjournments or postponements thereof, for the purposes set forth in the Notice of Annual and Special Meeting of Shareholders (the “Notice”).
The solicitation of proxies is being made by or on behalf of the management of the Corporation.   It is expected that the solicitation of proxies will be primarily by mail, subject to the use of the Notice-and-Access Provisions (as defined below), but may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other regular employees. The costs of solicitation will be borne by the Corporation. No additional compensation will be paid to directors, officers, or other regular employees for such services. None of the directors of the Corporation have informed management in writing that he or she intends to oppose any action intended to be taken by management at the Meeting.
INSTRUCTIONS FOR ATTENDING THE VIRTUAL MEETING
This year’s Meeting will be held virtually. You can participate online using your smartphone, tablet or computer. A summary of the information Shareholders will need to attend the Meeting is provided below.
Registered Shareholders and duly appointed proxyholders who log into the Meeting online will be able to listen to a live audio cast of the meeting, ask questions online and submit votes in real time. You may also provide voting instructions before the Meeting by completing the form of proxy or voting information form that has been provided to you.
Non-registered Shareholders who have not duly appointed themselves as proxy will not be able to participate at the Meeting. If you are a non-registered holder and wish to attend and participate at the Meeting, you should carefully follow the instructions set out on your voting information form and this Circular relating to the Meeting, in order to appoint and register yourself as proxy, otherwise you will be required to login as a guest. Guests can attend the Meeting but cannot vote or ask questions at the Meeting.
Before the meeting:
1.
Shareholders must check that their browser for whichever device they are using is compatible. To do so, all Shareholders should visit https://web.lumiagm.com/268053638 on their smartphone, tablet or computer that they intend to use for the purposes of attending the Meeting. You will need the latest version of Chrome, Safari, Edge or Firefox.

2.
Any registered Shareholder wishing to appoint a proxyholder and any beneficial Shareholder wishing to appoint themselves or a proxyholder must complete the additional step of registering any duly appointed proxyholder at http://www.computershare.com/Trillium. Failure to do so will result in the duly appointed proxyholder not receiving login credentials.

To access the Meeting, please follow the instructions below, as applicable to you:
1.
Log in online at https://web.lumiagm.com/268053638

2.
Click “Login” and then enter your Control Number (as defined below) and the password “trillium2021” (please note that the password is case sensitive) OR

3.
Click “Guest” and then complete the online form.

In order to find the Control Number to access the Meeting:
4.
Registered Shareholders: The control number is the 15-digit control number (the “Control Number”) provided on your form of proxy provided by Computershare Investor Services Inc. (the “Transfer Agent”).

5.
Duly Appointed Proxyholders: Provided that the appointment has been properly registered at the website above, the Control Number will be provided by the Transfer Agent via email after the proxy voting deadline has passed.

Registered Shareholders:
When registered Shareholders login to the Meeting and accept the terms and conditions, registered Shareholders will be revoking any and all previously submitted proxies, in which case, they will be provided the opportunity to vote by ballot on the matters put forth at the Meeting.
Appointed Proxyholders:
Shareholders who wish to appoint a proxyholder to represent them at the Meeting must submit their duly completed proxy or voting instruction form (as applicable) AND register their proxyholder with the Transfer Agent at http://www.computershare.com/Trillium. Shareholders must submit their duly completed proxy or voting instruction form prior to registering the proxyholder. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a username to participate in the Meeting and such proxyholder would only be able to attend the Meeting as a guest.
Guests:
Non-registered Shareholders who have not appointed themselves or a third party as a proxyholder and therefore do not have a control number or a username, may still attend the Meeting as a guest. Guests will not be able to vote or ask questions at the Meeting.
It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.
In order to participate online, registered Shareholders must have a Control Number (which serves as their username) and duly appointed proxyholders must have received an email from the Transfer Agent containing their assigned username.
For additional details and instructions on accessing the Meeting online from your tablet, smartphone or computer, we have also enclosed a Virtual AGM User Guide provided by the Transfer Agent that will be mailed to all registered Shareholders.
While as of the date of this Circular, we intend to hold the Meeting in virtual-only format, we are continuously monitoring the current COVID-19 outbreak and reserve the right to take any measures we deem appropriate and/or required by law. On April 21, 2020, the Province of British Columbia passed an emergency order (the “Emergency Order”), pursuant to the Emergency Programs Act (British Columbia), allowing companies to hold virtual-only meetings during the state of emergency in the Province of British Columbia despite anything to the contrary in applicable legislation or a company’s by-laws. If, after the date of this Circular, the Emergency Order is cancelled or is deemed no longer in effect prior to the Meeting, we may decide to change the format of the meeting. Changes to the means of holding the Meeting, if any, will be announced by way of press release which will be filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com under the Corporation’s profile and on our website at www.trilliumtherapeutics.com. We do not intend to prepare or mail an amended Circular in the event of changes to the Meeting format.
Notice-and-Access
The Corporation has decided to use the notice-and-access model (collectively, the “Notice-and-Access Provisions”), provided for under National Instrument 51-102 — Continuous Disclosure Obligations (“NI 51-102”) and National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) for the delivery of the Meeting materials to its Shareholders. Under Notice-and-Access, instead of receiving printed copies of the Circular, Shareholders will receive the Notice containing instructions on how to access such materials electronically. Together with the Notice, Shareholders will receive a form of proxy (in the case of registered Shareholders) or voting instruction form (in the case of non-registered Shareholders) (collectively, the “Printed Materials”), enabling them to vote at the Meeting. The Corporation has not adopted a stratification procedure whereunder printed copies of the Meeting materials are delivered to certain shareholders and not to others.
Notice-and-Access Provisions means provisions concerning the delivery of proxy-related materials in Section 9.1.1 of NI 51-102, in the case of registered Shareholders, and Section 2.7.1 of NI 54-101, in the case of non-registered or beneficial Shareholders, which would allow an issuer to make available an information circular forming part of proxy-related materials to shareholders via certain specified electronic means provided that the conditions of NI 51-102 and NI 54-101 are met.
The Notice-and-Access Provisions are a mechanism which allows reporting issuers other than investment funds to choose to deliver proxy-related materials to registered holders and beneficial owners of securities by posting such materials on SEDAR and on a non-SEDAR website (usually the reporting issuer’s website and sometimes the registrar and transfer agent’s website), rather than delivering such materials by mail. The Notice-and-Access Provisions can be used to deliver materials for both special and general meetings. Registered and beneficial Shareholders will be entitled to request delivery of a paper copy of the information circular at the reporting issuer’s expense. Reporting issuers may still choose to continue to deliver such materials by mail.
The use of the Notice-and-Access Provisions reduces paper waste and mailing costs to the Corporation. In order for the Corporation to utilize the Notice-and-Access Provisions to deliver proxy-related materials by posting the Meeting materials electronically on SEDAR and on a website that is not SEDAR, the Corporation must send a notice at least 30 days before the date of the Meeting to Shareholders, including beneficial Shareholders, indicating that the proxy-related materials have been posted and explaining how a Shareholder can access them or obtain from the Corporation, a paper copy of those materials. The Meeting materials have been posted under the Corporation’s SEDAR profile at www.sedar.com and on the Corporation’s website at www.trilliumtherapeutics.com.
In order to use Notice-and-Access Provisions, a reporting issuer must set the record date for notice of the meeting to be on a date that is at least 40 days prior to the meeting in order to ensure there is sufficient time for the meeting materials to be posted on the applicable website and other materials to be delivered to Shareholders. The requirements of that notice, which requires the Corporation to provide basic information about the Meeting and the matters to be voted on, to explain how a Shareholder can obtain a paper copy of the Circular and any related financial statements and management’s discussion and analysis, and to explain the Notice-and-Access Provisions process, have been built into the Notice forming part of the Printed Materials.
Copies of the Printed Materials are being sent by mail to those Shareholders entitled to receive notice of the Meeting. The Printed Materials will also be furnished to banks, securities dealers, and clearing agencies (“Intermediaries”) holding in their names our Common Shares, beneficially owned by others to forward to such beneficial Shareholders. We are not sending Printed Materials directly to non-registered Shareholders who are non-objecting beneficial owners of Common Shares, but will make delivery through such Intermediaries. We will pay for Intermediaries to deliver Printed Materials to non-registered holders who are objecting beneficial owners of Common Shares.
APPOINTMENT OF PROXY HOLDERS
Shareholders may vote at the Meeting in person or by proxy. The persons named in the form of proxy included in the Printed Materials are directors or executive officers of the Corporation. A Shareholder has the right to appoint a person other than the persons specified in such form of proxy (who need not be a Shareholder of the Corporation) to attend and act on behalf of the Shareholder at the Meeting. To exercise such right, the names and titles of the nominees of the Corporation must be crossed out and the name of the Shareholder’s appointee should be legibly printed in the blank space provided in the form of proxy included in the Printed Materials or the Shareholder may complete another appropriate form of proxy. In addition, the Shareholder must register any duly appointed proxyholder at http://www.computershare.com/Trillium.
In light of COVID-19, we strongly encourage Shareholders to vote in advance of the Meeting.
Those Shareholders who wish to be represented by proxy at the Meeting, must complete, date and sign the enclosed form of proxy or other appropriate form of proxy and, in either case, (i) deliver the completed proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, or (ii) vote using the Internet at www.investorvote.com, or (iii) vote using the Telephone at 1-866-732-VOTE(8683) from a touch tone telephone, no later than 48 hours (excluding Saturdays, Sundays and holidays) preceding the date and time of the Meeting, or any adjournment or postponement thereof.
REVOCABILITY OF PROXY
A Shareholder who has given a proxy may revoke it by depositing an instrument in writing executed by the Shareholder or by his attorney, authorized in writing, or if the Shareholder is a body corporate, under its corporate seal (if applicable) or by an officer or attorney thereof duly authorized, to the Transfer Agent, by delivery to 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, any time that is no later than 48 hours (excluding Saturdays, Sundays and holidays) preceding the date and time of the Meeting, or any adjournment or postponement thereof and upon such deposit, the earlier proxy shall be revoked.
VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES
The directors or executive officers named in the enclosed form of proxy will vote or withhold from voting the Common Shares for which they are appointed proxy holders in accordance with the instructions of the Shareholder indicated on the form of proxy. In the absence of such instructions, the directors or executive officers named in the enclosed form of proxy intend to vote the Common Shares represented by the proxy IN FAVOUR of each motion put forth by management of the Corporation.
If a Shareholder appoints a person, other than the directors or executive officers named in the form of proxy included in the Printed Materials to represent such Shareholder at the Meeting and appropriately registers them at http://www.computershare.com/Trillium, such person will vote the Common Shares for which they are appointed proxy holder in accordance with the instructions of the Shareholder indicated on the form of proxy. In the absence of such instructions, such person may vote the Common Shares for which they are appointed proxy holder at their discretion.
The form of proxy included with the Printed Materials confers discretionary authority upon the persons named therein with respect to amendments or variations of matters identified in the Notice, and with respect to any other matters, if any, which may properly come before the Meeting. At the time of printing of this Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendments, variations or other matters which are not now known to management should properly come before the Meeting, the persons named in the form of proxy will vote on such other business in accordance with their best judgment.

VOTING SHARES AND THE PRINCIPAL HOLDERS THEREOF
The authorized share capital of the Corporation consists of an unlimited number of Common Shares, Class B shares, First Preferred Shares, Series I Non-Voting Convertible First Preferred Shares (the “Series I First Preferred Shares”) and Series II Non-Voting Convertible Preferred Shares (the “Series II First Preferred Shares”), in each case without nominal or par value.
As at April 19, 2021 (the “Record Date”), we have 103,137,173 Common Shares outstanding. Each Common Share carries one vote in respect of each matter to be voted upon at the Meeting. Only the holders of Common Shares of record at the close of business on the Record Date, will be entitled to notice of, and to attend and vote at, the Meeting.
A quorum for the transaction of business at any meeting of Shareholders shall be two persons present in person, each being a Shareholder entitled to vote at the meeting, or a duly appointed proxy or proxy holder for an absent Shareholder so entitled, holding or representing in the aggregate not less than 33 1∕3% of the issued and outstanding Common Shares of the Corporation.
As at the date hereof, to the knowledge of our directors and executive officers, no person beneficially owns, directly or indirectly or exercises control or direction over more than 10% of our issued and outstanding Common Shares.
The First Preferred Shares shall be entitled to priority over the Common Shares and Class B shares and all other shares ranking junior to the First Preferred Shares with respect to the payment of dividends and the distribution of our assets in the event of our liquidation, dissolution or winding up or other distribution of our assets among our shareholders for the purpose of winding up our affairs.
The First Preferred Shares of each series rank on a parity with the First Preferred Shares of every other series with respect to priority in the payment of dividends and in the distribution of our assets in the event of our liquidation, dissolution or winding up or other distribution of our assets among our shareholders for the purpose of winding up our affairs.
During 2013, we created a new series of shares, our Series I First Preferred Shares. The holders of Series I First Preferred Shares are not entitled to vote at any meeting of our shareholders (except in limited circumstances provided for in the Business Corporations Act (British Columbia) (the “BCBCA”), and they are entitled to receive dividends as determined and declared at the discretion of our board of directors (the “Board”) equally on a one-for-one basis with the holders of shares of the other series of First Preferred Shares.
During 2015, we created a new series of shares, our Series II First Preferred Shares. The holders of Series II First Preferred Shares are not entitled to vote at any meeting of our shareholders (except in limited circumstances provided for in the BCBCA), and they are entitled to receive dividends as determined and declared at the discretion of our Board equally on a one-for-one basis with the holders of shares of the other series of First Preferred Shares. Each issued and fully paid Series II First Preferred Share may at any time be converted, at the option of the holder, into one Common Share, subject to adjustment. In the event of a take-over bid, that is a “formal bid”, the offeror of such bid shall make an offer to acquire the same percentage of outstanding Series II First Preferred Shares as the percentage of Common Shares for which the bid is made, on the same terms and for the same amount and kind of consideration.
As at the Record Date, we have 6,750,000 Series II First Preferred Shares outstanding convertible into 6,750,000 Common Shares, and no Class B shares and Series I First Preferred Shares were issued and outstanding.
On December 18, 2019, we continued under the laws of the Province of British Columbia.

ADVICE TO BENEFICIAL HOLDERS OF SECURITIES
The information set forth in this section is provided to beneficial holders of our Common Shares who do not hold their Common Shares in their own name (“Beneficial Shareholders”). Beneficial Shareholders should note that only proxies deposited by Shareholders whose names appear on our records as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Beneficial Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Beneficial Shareholder’s name on our records. Such Common Shares will more likely be registered under the name of the Beneficial Shareholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). In the U.S., these Common Shares are registered under the name of Cede & Co. (the nominee of the Depository Trust Company (“DTC”), which processes transfers of stock certificates on behalf of the DTC). Common Shares held by Intermediaries or their nominees can only be voted upon the instructions of the Beneficial Shareholder. Without specific instructions, the Intermediaries or nominees are generally prohibited from voting Common Shares for their clients. We do not know for whose benefit the Common Shares registered in the name of CDS & Co. and Cede & Co. are held. Therefore, Beneficial Shareholders cannot be recognized at the Meeting for the purposes of voting the Common Shares in person or by way of proxy except as set forth below.
Applicable regulatory policy requires Intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its Intermediary is identical to the form of proxy provided to registered Shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of the Beneficial Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Solutions (Broadridge) in the United States and Canada. Broadridge typically applies a special sticker to proxy forms, mails those forms to the Beneficial Shareholders and requests the Beneficial Shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy from Broadridge cannot use that proxy to vote Common Shares directly at the Meeting as the proxy must be returned as directed by Broadridge well in advance of the Meeting in order to have the Common Shares voted.
Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his or her Intermediary (or agent of the Intermediary), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered Shareholder and vote Common Shares in that capacity.
Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered Shareholder should enter their own name in the blank space on the form of proxy provided to them and return the same to their Intermediary (or the Intermediary’s agent) in accordance with the instructions provided by such Intermediary (or agent), well in advance of the Meeting.
Beneficial Shareholders should contact their Intermediary through which they hold Common Shares and obtain instructions regarding the procedure for the revocation of any voting or proxyholder instructions previously provided to that Intermediary. Any revocation must be in the manner set out under the heading “Revocability of Proxy”.
BUSINESS OF THE MEETING
At the Meeting, Shareholders will be asked:
1.
to receive the audited consolidated financial statements of the Corporation for the year ended December 31, 2020 (the “2020 Financial Statements”), together with the auditors’ report thereon;

2.
to elect seven (7) directors of the Corporation for the ensuing year;

3.
to reappoint Ernst & Young, LLP, Chartered Professional Accountants, Licensed Public Accountants, as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4.
to consider and act upon an advisory vote on the compensation of the Corporation’s named executive officers, as described in this Circular;

5.
to consider and act upon an advisory vote on the frequency of future advisory votes on the compensation of the Corporation’s named executed officers, as described in this Circular; and

6.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Audited Consolidated Financial Statements and Auditors’ Report
The 2020 Financial Statements and the auditors’ report thereon will be submitted at the Meeting. No vote will be taken regarding the 2020 Financial Statements.
Election of Directors
The articles of the Corporation provide that we have not less than three directors, with the actual number of directors holding office from time to time to be determined by the Board. Currently, the Board is comprised of seven members, all of whom will be standing for re-election at the Meeting. Dr. Kirkman and Dr. Reynolds have resigned from the Board as of April 28, 2021, and Mr. Scott Myers was appointed to the Board as of April 28, 2021. Accordingly, seven directors are proposed to be elected at the Meeting. All directors so elected will, subject to our articles and to applicable laws, hold office until the close of the next annual meeting of Shareholders, or until their respective successors are elected or appointed.
All of the nominees are now members of the Board and have been since the dates indicated below. The term of each current director’s appointment will expire at the Meeting. At the Meeting, the nominees will be voted on individually and, in accordance with applicable Canadian and U.S. securities legislation, the voting results for each nominee will be publicly disclosed.
The Board has adopted a majority voting policy to the effect that if a director nominee in an uncontested election receives a greater number of votes “withheld” than votes “for”, he or she must immediately tender his or her resignation to the Board. The corporate governance and nominating committee will consider the director’s offer to resign and make a recommendation to the Board whether to accept it or not. The Board shall accept the resignation unless there are exceptional circumstances, and the resignation will be effective when accepted by the Board. The Board shall make its final determination within 90 days after the date of the applicable shareholder meeting and promptly announce that decision (including, if applicable, the exceptional circumstances for rejecting the resignation) in a news release. A director who tenders his or her resignation pursuant to the majority voting policy will not participate in any meeting of the Board or the corporate governance and nominating committee at which the resignation is considered. The majority voting policy does not apply to the election of directors at contested meetings; that is, where the number of directors nominated for election is greater than the number of seats available on the Board.
The persons designated in the enclosed form of proxy, unless instructed otherwise, intend to vote FOR the election of the following nominees. Management does not contemplate that any of the nominees will be unable to serve as a director, but if that should occur for any reason at or prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion.
The following table sets forth for all persons proposed to be nominated for election as directors, the positions and offices with us now held by them, their present principal occupation and principal occupation for the preceding five years, if applicable, the periods during which they have served as our directors and the number of our Common Shares beneficially owned, directly or indirectly, by each of them, or over which they exercise control or direction as of the Record Date.

Name Present Office Held Province/State and Country of Residence/ Age as of April 28, 2021	Principal Business Activities, Other Principal Directorships and Function	Director Since	Number of Common Shares
Luke Beshar Director(1)(3) New Jersey, USA Age: 62
Mr. Beshar is an independent biotechnology consultant and financial expert. Mr. Beshar is a former chief financial officer of various public and private companies and has more than 30 years of general and financial management experience. Mr. Beshar has served as a director of REGENXBIO Inc., a publicly held gene therapy company, since May 2015 and is currently chair of its audit committee. Mr. Beshar has served as a director of Protara Therapeutics, Inc., a publicly held company focused on immune-oncology and rare diseases, since October 2018 and is currently chairman of its board of directors and chair of its nominating and corporate governance committee. Mr. Beshar was most recently the Executive/Senior Vice President and Chief Financial Officer of NPS Pharmaceuticals, Inc., a global biopharmaceutical company from November 2007 to February 2015. Mr. Beshar served as Executive Vice President and Chief Financial Officer of Cambrex Corporation, a life sciences company, from December 2002 to November 2007. Mr. Beshar began his career with Arthur Andersen & Co. in 1980 and is a Certified Public Accountant. Mr. Beshar holds a B.S. degree in Accounting and Finance from Michigan State University and is a graduate of The Executive Program at the Darden Graduate School of Business at the University of Virginia.
As an independent director, Mr. Beshar supervises our management and helps to ensure compliance with our corporate governance policies and standards.
We believe Mr. Beshar is qualified to serve on our Board because of his experience in the life sciences industry and financial expertise.
		March 10, 2014	Nil
Jan Skvarka Director, President and Chief Executive Officer Massachusetts, USA Age: 54	Dr. Skvarka has been the President and Chief Executive Officer of Trillium since September 25, 2019. Prior to joining Trillium, Dr. Skvarka served as the President and CEO of Tal Medical, a clinical-stage neuroscience company in Boston, Massachusetts, from 2014 until 2018. Before Tal, Dr. Skvarka spent 14 years with Bain & Company, Boston as a healthcare consultant. He was partner in the Healthcare practice from 2007 until 2013, with a focus on pharmaceutical, biotechnology and medical technology companies. Earlier in his career, Dr. Skvarka worked in the corporate finance arm of Price Waterhouse in London, UK and Vienna, Austria.	September 25, 2019	Nil

Name Present Office Held Province/State and Country of Residence/ Age as of April 28, 2021	Principal Business Activities, Other Principal Directorships and Function	Director Since	Number of Common Shares

As President and Chief Executive Officer, Dr. Skvarka is responsible for overseeing our strategic direction, executing business development plans and ensuring that our scientific programs remain funded and advance on schedule. As a director, Dr. Skvarka participates in management oversight and helps to ensure compliance with our corporate governance policies and standards.
We believe Dr. Skvarka is qualified to serve on our Board because of his insight into our operations and strategy as a result of being our President and Chief Executive Officer and his experience in the life sciences industry.

Helen Tayton-Martin Director(1)(3) Berkshire, UK Age: 54
Dr. Tayton-Martin has been the Chief Business Officer at Adaptimmune Therapeutics since March 2017, a publicly-listed biotechnology company focused on cancer immunotherapy and a leader in T-cell therapy. Dr. Tayton-Martin co-founded Adaptimmune from the former company Avidex Limited, and served as its Chief Operating Officer from inception in 2008 to March 2017. As CBO she is responsible for business development, alliance management, commercial planning and oversight of the research organisation. Prior to Adaptimmune and its predecessor companies, Dr. Tayton-Martin began her industry career in vaccine and oncology clinical development with Pasteur-Merieux and Sandoz respectively, before spending 10 years in drug development consultancy with UK-based Technomark Consulting. She has a PhD in molecular immunology and an MBA from London Business School.
As an independent director, Dr. Tayton-Martin supervises our management and helps to ensure compliance with our corporate governance policies and standards.
We believe Dr. Tayton-Martin is qualified to serve on our board of directors because of her experience in the life sciences industry and immunotherapy.
		October 1, 2017	Nil
Paul Walker Director(2) California, USA Age: 46
Mr. Walker is a general partner of New Enterprise Associates (NEA), an investment firm focused on venture capital and growth equity investments, where he has specialized in later-stage biotechnology and life sciences investments since 2008. Mr. Walker also sits on the boards of Allakos, Inc.
As an independent director, Mr. Walker supervises our management and helps to ensure compliance
		February 6, 2020	5,736,363(6)

Name Present Office Held Province/State and Country of Residence/ Age as of April 28, 2021	Principal Business Activities, Other Principal Directorships and Function	Director Since	Number of Common Shares

with our corporate governance policies and standards.
We believe Mr. Walker is qualified to serve on our board of directors because of his experience in the life sciences industry, his educational background and his experience as a public company director.

Michael Kamarck Director(2)(3)(4) New York, USA Age: 70
Dr. Kamarck has over thirty years of experience in biologics manufacturing and currently serves as Chief Technology Officer for Vir Biotechnology, Inc., where he manages a multi-modality technical approach to the development of treatments for serious infectious diseases such as COVID-19, influenza and hepatitis B. Before joining Vir, Dr. Kamarck was Senior Vice President of Global Vaccines and Biologics Manufacturing and President of Merck BioVentures where he was instrumental in establishing Merck’s global biosimilars business. Prior to Merck, Dr. Kamarck held various senior executive positions at Wyeth Pharmaceuticals, including President, Technical Operations and Product Supply. Dr. Kamarck received his B.A. from Oberlin College, his Ph.D. in biochemistry from Massachusetts Institute of Technology and was a Leukemia Society Fellow at Yale University.
As an independent director, Dr. Kamarck supervises our management and helps to ensure compliance with our corporate governance policies and standards.
We believe Dr. Kamarck is qualified to serve on our board of directors because of his experience in the life sciences industry and manufacturing expertise.
		September 17, 2020	Nil
Paolo Pucci Director(1)(3)(5) Florida, USA Age: 59	Mr. Paolo Pucci most recently served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology company engaged in the research and development of targeted therapeutics that was acquired by Merck in January 2020. Prior to joining ArQule in 2008, Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities including President of the Oncology & Global Specialty Medicines Business Units and was a member of the Bayer Pharmaceuticals Global Management Committee. Before Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly and Company from 1991 to 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci earned an MS in	November 12, 2020	Nil

Name Present Office Held Province/State and Country of Residence/ Age as of April 28, 2021	Principal Business Activities, Other Principal Directorships and Function	Director Since	Number of Common Shares

economics and accounting from Università degli Studi di Napoli Federico II and an MBA in marketing and finance from the University of Chicago. Mr. Pucci currently serves as a board member of West Pharmaceuticals Services, Inc., Replimune, Inc. and Merus, N.V.
As an independent director, Mr. Pucci supervises our management and helps to ensure compliance with our corporate governance policies and standards.
We believe Mr. Pucci is qualified to serve on our board of directors because of his experience in the life sciences industry and oncology expertise.

Scott Myers Director Washington, USA Age: 55(7)
Mr. Myers was appointed as a member of our Board on April 28, 2021. Most recently, Mr. Myers was the Chief Executive Officer and served on the board of directors of AMAG Pharmaceuticals, Inc., a pharmaceutical company, where he led its turnaround and strategic exit to Covis Pharma, S.à.r.l., a pharmaceutical company, in November 2020. Mr. Myers has served as Chairman of the board of directors of Rainier Therapeutics, Inc., an oncology biotechnology company focused on late-stage bladder cancer, from June 2018 to January 2020, and served as its Chief Executive Officer from September 2018 to January 2020. Mr. Myers led Rainier’s asset sale of vofatamab to Fusion Pharmaceuticals Inc. Prior to Rainier, Mr. Myers served as Chief Executive Officer, President and Director for Cascadian Therapeutics, Inc., an oncology company, from April 2016 through its acquisition by Seattle Genetics in March 2018. Mr. Myers is an independent director on the board of directors of Selecta Biosciences (Nasdaq: SELB) and Harpoon Therapeutics, Inc. (Nasdaq: HARP). Mr. Myers holds a B.A. in Biology from Northwestern University and an M.B.A. from the Graduate School of Business (Booth) at the University of Chicago.
As an independent director, Mr. Myers supervises our management and helps to ensure compliance with our corporate governance policies and standards.
We believe Mr. Myers is qualified to serve on our board of directors because of his experience in the biotechnology industry and his extensive experience in the leadership of both commercial and development stage biopharmaceutical companies.
		April 28, 2021	Nil

Notes:
(1)
Member of our audit committee.

(2)
Member of our corporate governance and nominating committee.

(3)
Member of our compensation committee.

(4)
Dr. Kamarck was appointed to the Board on September 17, 2020.

(5)
Mr. Pucci was appointed to the Board on November 12, 2020.

(6)
Shares held by Growth Equity Opportunities Fund V, LLC, (GEO) and not directly. Mr. Walker is a General Partner of NEA which is the sole member of GEO.

(7)
Mr. Myers was appointed to the Board on April 28, 2021.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
Corporate Cease Trade Orders or Bankruptcies
To the knowledge of the Corporation, no proposed director is, or within the ten years prior to the date hereof has been, a director, Chief Executive Officer (the “CEO”) or Chief Financial Officer (the “CFO”) of any company (including the Corporation) that was subject to (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the company access to any exemption under securities legislation, that was in effect for a period of more than thirty consecutive days, and issued while that person was acting in such capacity or issued thereafter but resulting from an event that occurred while that person was acting in such capacity.
To the knowledge of the Corporation, no proposed director is, or within the ten years prior to the date hereof has been, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Penalties or Sanctions and Personal Bankruptcies
To the knowledge of the Corporation, no proposed director has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
To the knowledge of the Corporation, no proposed director has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets.
Indemnification
No indemnification under section 136 of the Business Corporations Act (Ontario) or under section 160 of the BCBCA was paid or became payable in 2020.
Executive Officers Who Are Not Directors
The following table identifies our executive officers, and sets forth their current positions at Trillium and their ages as of April 28, 2021.

Name Present Office Held / Officer since / Age	Principal Business Activities and Function
Robert Uger Chief Scientific Officer Ontario, Canada April 9, 2013 Age: 50
Dr. Uger has been the Chief Scientific Officer of Trillium since April 9, 2013 and was the Vice President, Research of Trillium Privateco prior thereto from 2003.
As Chief Scientific Officer, Dr. Uger is responsible for developing and implementing our scientific direction, and oversees both internal product development and external research and development programs.
Dr. Uger also served on the board of directors from April 29, 2019 to February 6, 2020.

Ingmar Bruns Chief Medical Officer Massachusetts, USA November 2, 2020 Age: 46
Dr. Bruns has been the Chief Medical Officer of Trillium since November 2, 2020. Previously, Dr. Bruns was the senior vice president and head of clinical development at Pieris Pharmaceuticals from October 2017 to November 2020, and from July 2013 through October 2017, Dr. Bruns led clinical development of several oncology assets at Bayer Pharmaceuticals.
As Chief Medical Officer, Dr. Bruns is responsible for the design and execution of our clinical and regulatory strategy.

James Parsons Chief Financial Officer Ontario, Canada August 25, 2011 Age: 55
Mr. Parsons has been the Chief Financial Officer of Trillium since August 25, 2011 and was also the Director, Finance of Trillium Privateco. He was previously the Vice President, Finance of DiaMedica Inc. from October 2010 to May 2014. Mr. Parsons sits on the board of Sernova Corp and DiaMedica Therapeutics, Inc.
As Chief Financial Officer, Mr. Parsons is responsible for financial and risk management, investor relations, corporate governance and administration.

Penka Petrova Chief Development Officer Ontario, Canada May 29, 2015 Age: 53
Dr. Petrova has been the Chief Development Officer of Trillium since May 29, 2015 and was the Vice President, Drug Development from April 2013 to May 2015. Dr. Petrova joined Trillium Privateco in 2003.
As Chief Development Officer, Dr. Petrova is responsible for managing our formal drug development efforts, including all outsourced activities to contract manufacturers and contract research organizations.

Rosemary Harrison Senior Vice President, Corporate Development and Strategy Massachusetts, USA November 5, 2020 Age: 38
Dr. Harrison has been the Senior Vice President, Corporate Development and Strategy of Trillium since November 5, 2020. Previously, Dr. Harrison served in roles within RA Capital Management and as head of rare diseases at Imbria Pharmaceuticals. From 2015 to 2018, Dr. Harrison was head of portfolio management and strategic planning at the Novartis Institutes for Biomedical Research.
As Senior Vice President, Corporate Development and Strategy, Dr. Harrison is responsible for business development and strategic partnerships.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.
Appointment and Remuneration of the Auditors
Ernst & Young LLP, Chartered Professional Accountants, Licensed Public Accountants, have been our auditors since August 25, 2004. The Board has proposed that Ernst & Young LLP be reappointed as our independent auditors for the year ending December 31, 2021 and that the Board be authorized to fix the auditors’ remuneration.
Unless otherwise directed, the persons named in the form of proxy forming part of the Printed Materials intend to vote at the Meeting IN FAVOUR of the reappointment of Ernst & Young LLP as the Corporation’s auditors and the authorization of the Board to fix the auditors’ remuneration.
Advisory Vote on Named Executive Officer Compensation
The Board is providing Shareholders with an opportunity to cast a non-binding, advisory vote to approve the compensation of our named executive officers.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables Shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Circular in accordance with the SEC’s rules. As described below in the Compensation Discussion and Analysis section, we have developed a compensation program that is designed to motivate employees to achieve short-term and long-term results that are in the best interests of our Shareholders. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.
We are asking for Shareholder approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Circular, which includes the disclosures under the Statement of Executive Compensation section below, and the accompanying compensation tables and the narrative discussion in this Circular. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Circular.
Shareholder Approval
The following resolution will be put forward for approval by our Shareholders at the Meeting (the “Say-on-Pay Resolution”):
“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
(a)
the compensation paid to the Corporation’s named executive officers, as disclosed in the management information circular and proxy statement of the Corporation dated April 28, 2021 (the “Circular”) pursuant to Section 14A of the United States Securities and Exchange Act 1934, as amended, including the Statement of Executive Compensation, the Summary Compensation Table, and the narrative disclosures that accompany the compensation tables included in the Circular is hereby approved, ratified and confirmed on a non-binding advisory basis.”

As this vote is advisory, it will not be binding upon the Board or compensation committee, and neither the Board nor our compensation committee will be required to take any action as a result of the outcome of this vote. However, the Board and compensation committee value the opinion of our Shareholders. Accordingly, the Board and the compensation committee will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.
The Board recommends voting “FOR” the Say-on-Pay Resolution. Unless otherwise directed, the persons named in the enclosed form of proxy intend to vote at the Meeting FOR approving the Say-on-Pay Resolution.

Advisory Vote on the Frequency of Advisory Votes on Named Executive Officer Compensation
The Dodd-Frank Act enables our Shareholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking a non-binding, advisory determination from our Shareholders as to the frequency with which Shareholders would have an opportunity to provide future non-binding, advisory approvals of the compensation of our named executive officers. We are providing Shareholders the option of selecting a frequency of every year (“1 YEAR” on the form of proxy), every two years (“2 YEARS” on the form of proxy) or every three years (“3 YEARS” on the form of proxy), or to abstain on the matter.
After careful consideration, the Board recommends that an advisory vote on executive compensation should be held every year. Annual votes will provide the Board and compensation committee with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in this Circular is compensation granted in or for the prior fiscal year. Accordingly, an annual executive compensation advisory vote will complement the annual focus of our proxy statement disclosure and provide the Board and compensation committee with the clearest and most timely feedback of the three frequency options. Additionally, an annual executive compensation advisory vote is consistent with our policy of reviewing our compensation programs annually, as well as considering input from our Shareholders on corporate governance and executive compensation matters. This feedback may then be considered by the Board and compensation committee in their annual decision-making process. For these reasons, we believe an annual vote would be the best governance practice for our company at this time.
This vote is advisory, and therefore not binding on the Board or compensation committee. However, the Board and compensation committee value the opinions of our Shareholders and intends to take into account the outcome of the vote when considering the frequency of holding future advisory votes on the compensation of our named executive officers.
Shareholder Approval
The following resolution will be put forward for approval by our Shareholders at the Meeting (the “Say-on-Pay Frequency Resolution”):
“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
(a)
whichever of the frequency options — every year, every two years, or every three years — receives the greatest number of votes cast will be deemed to be the frequency recommended by Shareholders for future non-binding (advisory) Shareholder votes to approve the compensation of our named executive officers.”

The Board recommends that Shareholders vote, on an advisory basis, for every year (“1 YEAR” on the form of proxy) as the frequency for future non-binding, advisory shareholder votes regarding the compensation of our named executive officers. Unless otherwise directed, the persons named in the enclosed form of proxy intend to vote at the Meeting FOR 1 YEAR on the Say-on-Pay Frequency Resolution.
OTHER MATTERS COMING BEFORE THE MEETING
Management knows of no other matters to come before the Meeting other than as referred to in the Notice. Should any other matters properly come before the Meeting, the Common Shares represented by proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting such proxy.
STATEMENT OF EXECUTIVE COMPENSATION
All dollar amounts in this Circular are expressed in United States dollars unless otherwise indicated.
Compensation Discussion and Analysis
Compensation Philosophy
The objectives of our executive compensation program are to: (i) attract, retain and motivate quality executives; (ii) align the interests of executives with those of our Shareholders; and (iii) provide total compensation to executives that is competitive with that paid by other companies of comparable size engaged in similar business in appropriate regions. The executive compensation program has been designed to reward executives for the reinforcement of our business objectives and values, the achievement of performance objectives and milestones, and their individual performance.
Compensation Oversight
Our executive compensation policy is determined by the compensation committee of the Board. The compensation committee has general oversight of compensation of employees and executive officers. For more information concerning the compensation committee, see “Corporate Governance Disclosure — Compensation Committee”.
In carrying out its duties and responsibilities in relation to compensation, the compensation committee shall, among other things:
•
review and recommend to the independent members of the Board at least annually the compensation of the CEO, including reviewing and recommending goals and objectives relevant to CEO compensation;

•
establish plans for salaries, incentives, and other forms of compensation paid to officers and other employees of the Corporation, and monitor the effectiveness of such plans and the performance thereunder;

•
review and recommend to the Board the corporate goals and objectives for the coming year;

•
determine compensation for the other officers or employees of the Corporation as are designated from time-to-time by the compensation committee, but which in all cases shall include all other executive officers of the Corporation (collectively, the “Evaluated Officers”), with reference to: (1) the achievement of corporate goals and objectives relevant to compensation for the Evaluated Officers; (2) the Board’s evaluation of the performance of the CEO and the CEO’s evaluation of the performance of each of the other Evaluated Officers in light of the personal goals and objectives set for each of the Evaluated Officers; (3) reports and analyses of a qualified compensation consultant of executive compensation of similar positions at peer companies, when requested by the compensation committee; and (4) such other factors as the compensation committee deems appropriate and in the best interests of the Corporation;

•
establish the Corporation’s various compensation plans and arrangements, retention and severance agreements, employment agreements, funded and unfunded retirement plans and other benefit plans, including the Corporation’s equity compensation plans, monitor the effectiveness of such plans and arrangements and the performance of officers thereunder, and amend or terminate such arrangements, as applicable;

•
oversee the Corporation’s administration of and make recommendations to the Board regarding the Corporation’s equity compensation plans;

•
recommend to the Board compensation arrangements for Board members with such adjustments as the compensation committee may recommend from time to time;

•
annually review and assess the compensation policies and practices of the Corporation for its employees generally to determine whether the compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Corporation;

•
review the executive compensation disclosure included in the management information circulars prepared in connection with the Corporation’s annual meetings of Shareholders; and

•
evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with applicable United States securities laws.

Compensation Risk
In carrying out its mandate, the compensation committee reviews from time to time the risk implications of our compensation policies and practices, including those applicable to our executive officers. This review of the risk implications ensures that compensation plans, in their design, structures and application have a clear link between pay and performance and do not encourage excessive risk taking. Key factors that mitigate compensation risk include the following:
•
executives are compensated based on company-wide performance goals;

•
there is a balance of short-term performance incentives and long-term equity-based awards that vest over time;

•
compensation policies do not rely solely on the accomplishment of specific tasks without consideration of longer term risks and objectives;

•
stock options are a significant portion of executive compensation. Stock options vest over a four year period and encourage sustainable Common Share price appreciation and reduce the risk of actions which may have short-term advantages;

•
base salaries provide a steady income regardless of share price performance, allowing executives to focus on both near term and long term goals and objectives without undue reliance on short term share price performance or market fluctuations;

•
the Employee and Insider Trading Policy prohibits our directors and officers from engaging in short sales of our securities or buying or selling puts, calls or other derivatives that are designed to hedge or offset a decrease in the market value of our securities; and

•
compensation payable under our bonus plan is overseen by the compensation committee. The compensation committee does not consider the applicable periods set for bonus purposes to be heavily weighed to the short-term and believes it has struck an appropriate balance between short-term performance incentives and long-term awards that vest over time.

The compensation committee and the Board considered the implications of the risks associated with the Corporation’s compensation practices and did not identify any risks from the Corporation’s compensation policies or practices that are likely to have a material adverse effect on the Corporation.
Independent Advice
In 2019, the compensation committee retained Meridian Compensation Partners (“Meridian”) which was subsequently replaced by Aon Consulting, Inc. (“Radford”) for 2020, to provide independent advice to the compensation committee. The mandate of Meridian and Radford is to provide assistance and guidance to the compensation committee in its review of executive compensation, including the competitiveness of pay levels, executive compensation design issues, market trends, and technical considerations, as required. The compensation committee has sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of executive officer compensation. The compensation committee has authority to retain and obtain advice and assistance from internal or external legal, accounting or other advisors. The compensation committee approves all such consultants’ fees.
The table below sets out the fees billed by Meridian (2019) and Radford (2020) for each of the last two fiscal years in respect of the services noted above:
	December 31, 2020 ($)	December 31, 2019 ($)
Executive Compensation – Related Fees(1)	135,000	18,387
All Other Fees(2)	57,000	1,731
Total Fees	192,000	20,118

Notes:
(1)
Aggregate fees billed by Meridian and Radford, or any of their affiliates, for services related to determining compensation for any of the Corporation’s directors and executive officers.

(2)
Aggregate fees billed for all other services provided by Meridian and Radford, or any of their affiliates that are not reported under (1). All other fees related to governance and human resources related services.

Comparator Group
In 2020, the Compensation Committee engaged Radford to assist in conducting competitive compensation assessments for our executive officers for the fiscal year ended December 31, 2020. In evaluating the total compensation of our executive officers, the Compensation Committee, with the assistance of Radford, established a peer group of 19 publicly traded biopharmaceutical companies whose area of therapeutic focus, stage of development, number of employees and market capitalization were similar to Trillium. Our 2020 peer group included the following companies:
Anaptys Bio	Arcus Biosciences	Calithera Biosciences
CASI Pharmaceuticals	Concert Pharmaceuticals	Five Prime Therapeutics
G1 Therapeutics	Jounce Therapeutics	KalVista Pharmaceuticals
Kura Oncology	Magenta Therapeutics	MEI Pharma
Molecular Templates	Replimune Group	Scholar Rock
Syndax Pharmaceuticals	Syros Pharmaceuticals	Voyager Therapeutics
ZIOPHARM Oncology
Pay Positioning
The Corporation targets total cash compensation (salary and short-term incentive) at the median of the comparator group, and provides long-term incentive opportunities generally between the 50-75% percentile of the comparator group or higher based on performance. The compensation committee believes that this aligns executive compensation with the long-term interests our Shareholders and with the Corporation’s strategy. Based on benchmark data from the comparator group companies and also taking into account experience in the role, scope of the role, performance and retention risk, the compensation committee set compensation for the executives that is aligned with the target pay positioning set out below.
Compensation Elements
In 2020, our named executive officers (“NEOs”), were Dr. Jan Skvarka, President & Chief Executive Officer, Dr. Robert Uger, Chief Scientific Officer, Dr. Ingmar Bruns, Chief Medical Officer, Dr. Penka Petrova, Chief Development Officer, Mr. James Parsons, Chief Financial Officer, Dr. Robert Kirkman, former Executive Chairman who resigned on April 28, 2021, and Dr. Yaping Shou, former Chief Medical Officer who resigned on October 31, 2020.
In April 2019, with the departure of then President & Chief Executive Officer, Niclas Stiernholm, on April 29, 2019, Dr. Kirkman was appointed Executive Chairman of the Corporation and Dr. Uger assumed the role of Interim President and was appointed as a director of the Board. Both Dr. Kirkman and Dr. Uger continued in their roles until the Corporation appointed and properly transitioned Dr. Skvarka as the new President & CEO and director of the Corporation. Dr. Kirkman acted as Executive Chairman from April 29, 2019 to March 31, 2020 and Dr. Uger acted as Interim President from April 29, 2019 to September 25, 2019 and a director of the Corporation from April 29, 2019 to February 6, 2020.
Compensation for our NEOs is comprised of four primary elements. These are set out below with the purpose of each element:
Compensation Element	Purpose
Salary	Cash payment designed to attract and retain key employees. Salary level takes into consideration the current competitive market conditions, experience, proven or expected performance, and the particular skills of the NEO.
Short-Term Incentive	Cash payment designed to align NEO performance with strategy, to reward the achievement of key milestones and to provide a competitive level of compensation. Short-term incentive awards for target performance are set as a percentage of salary, with actual awards based

Compensation Element	Purpose
on performance relative to specific targets. Target awards for each of the NEOs are as follows: • CEO 50% of salary • Other NEOs 35% to 40% of salary
Long-Term Incentive	Award of stock options designed to align NEO compensation with long-term shareholder interests and to provide a competitive level of compensation.
Benefits and Group Registered Retirement Savings Plans	Competitive benefits designed to attract and retain key employees.
The salary of each executive officer is considered by the compensation committee annually. Any increases in salary will depend on the recent performance of the executive officer, his or her potential as a succession candidate for key roles and the executive officer’s development in the position.
Short-term incentive awards for each NEO at target performance are set as a percentage of salary, with actual awards based on performance relative to specific targets. As soon as practical following the year end, the Board determines the Corporation’s performance against predetermined targets and milestones for that year. The resultant corporate performance determines each NEO’s executive’s short-term incentive payment for the year.
Long-term incentives are currently awarded periodically to NEOs in the form of stock options. The purpose and principal features of our existing equity plan is set out under the heading “Statement of Executive Compensation — Securities Authorized for Issuance under Equity Compensation Plan — The 2020 Omnibus Plan”.
For the executive group, the target compensation mix (of salary, annual incentive plan (“AIP”), and stock options) and levels of pay at risk in 2020 were as follows:
Short-Term Incentive Performance Metrics
The performance of the NEOs for the 2020 fiscal year was measured against corporate objectives that were important to the progress of the Corporation. In June 2020, the compensation committee in consultation with Radford made proportional adjustments to the corporate objectives for 2020 in light of the impacts of the COVID-19 pandemic on corporate performance.

Q1 & Q2 2020 Corporate Objectives	Weight	Achievements at year end
Raise Funding (full year)	33.3%	The objective was achieved above target at 50%.
Execute TTI-621 & TTI-622 Studies	16.7%	The objective was achieved on target at 16.7%.
Q3 & Q4 2020 Corporate Objectives	Weight	Achievements at year end
Execute TTI-621 & TTI-622 Studies	16.7%	The objective was achieved above target at 25%.
Execute CMC campaigns	16.7%	The objective was achieved above target at 25%.
Prepare clinical development plan by a certain date	16.7%	This objective was below target at 8.3%.
For the overall assessment of the objectives, the Board determined that management would be awarded an achievement of 125%. Incentive compensation related to the attainment of these objectives was paid in 2021. Similar performance metrics have been established for the year ending December 31, 2021. The Board will continue to monitor the effects of the COVID-19 pandemic in relation to these performance metrics and may undertake proportional adjustments to these performance metrics following consultation with the compensation committee.
Summary Compensation Table
Outlined below is a summary of the compensation paid, payable, awarded or granted by the Corporation during each of the three most recently completed fiscal years to our NEOs.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings	Pension Value ($)	All other Compensation ($)	Total Compensation ($)
						Annual Incentive Plans(3)	Long-Term Incentive Plans
Jan Skvarka(4) President & CEO and Director	2020	500,000	—	—	5,982,600	312,500	—	—	—	—	6,795,100
	2019	132,673	25,000	—	1,072,335	82,920	—	—	—	—	1,312,928
Robert Kirkman(5) Former Executive Chairman	2020	81,250	—	—	—	—	—	—	—	—	81,250
	2019	219,158	—	132,720	—	—	—	—	—	—	351,878
Robert Uger(6) Chief Scientific Officer	2020	271,696	194,250	—	2,492,750	118,867	—	—	—	10,918(9)	3,088,481
	2019	319,303	—	—	99,723	115,024	—	—	—	—	534,050
	2018	268,979	—	—	323,993	54,132	—	—	—	—	647,105
Ingmar Bruns(7) Chief Medical Officer	2020	73,333	120,000	—	4,655,200	36,667	—	—	—	—	4,885,200
Yaping Shou(8) Former Chief Medical Officer	2020	333,333	300,000	—	—	—	—	—	—	267,798	901,131
	2019	400,000	50,000	—	112,417	175,000	—	—	—	—	787,417
	2018	224,357	50,000	—	1,026,408	44,992	—	—	—	—	1,345,757
James Parsons(6) Chief Financial Officer	2020	252,525	180,375	—	1,794,780	110,480	—	—	—	—	2,338,160
	2019	244,361	—	—	90,205	106,908	—	—	—	—	441,474
	2018	250,000	—	—	289,281	50,312	—	—	—	—	589,593
Penka Petrova(6) Chief Development Officer	2020	252,525	180,375	—	1,395,940	110,480	—	—	—	10,148(9)	1,949,468
	2019	244,361	—	—	90,205	106,908	—	—	—	—	441,474
	2018	250,000	—	—	289,281	50,312	—	—	—	—	589,593

Notes:
(1)
Amounts reported represent a signing bonus of $25,000 paid to Dr. Skvarka in 2019, retention bonuses paid to Dr. Uger, Mr. Parsons and Dr. Petrova in August 2020 in the amounts of $194,250, $180,375 and $180,375, respectively, a signing bonus of $120,000 paid to Dr. Bruns in 2020, retention bonuses paid to Dr. Shou in in the amount of $300,000 in 2020 and $50,000 in 2019, and a signing bonus paid to Dr. Shou in 2018 in the amount of $50,000.
(2)
The option-based awards value is the grant date fair value of stock options granted in the year calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 excluding any estimates of forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our financial statements for the year ended December 31, 2020 included in our Annual Report on Form 10-K. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting or exercise of the applicable awards.

(3)
Amounts represent bonuses earned based upon the achievement of corporate performance goals with respect to 2018, 2019 and 2020, which were paid in 2019, 2020 and 2021, respectively.

(4)
Dr. Skvarka joined the Corporation on September 25, 2019 with an annual salary of $500,000. Dr. Skvarka is not compensated as a director.

(5)
Dr. Kirkman was the Executive Chairman from April 29, 2019 to March 31, 2020 with an annual salary of $325,000. Dr. Kirkman was granted 228,000 deferred share units in April 2019 with a grant date fair value of $132,720. Dr. Kirkman’s compensation as a director of the Board is included in Director Compensation below.

(6)
Dr. Uger, Mr. Parsons and Dr. Petrova are paid in Canadian dollars. Their compensation was converted to US dollars using an average annual exchange rate of US$0.74 = CDN $1.00 for 2020, US$0.75 = CDN $1.00 for 2019, US$0.77 = CDN $1.00 for 2018. Dr. Uger received an additional salary of $56,391 in 2019 for his role of Interim President.

(7)
Dr. Bruns joined the Corporation on November 2, 2020 with an annual salary of $440,000.

(8)
Dr. Shou joined the Corporation on June 11, 2018 with an annual salary of $400,000. Dr. Shou resigned as Chief Medical Officer of the Corporation effective October 31, 2020. All other compensation for 2020 includes Dr. Shou’s severance and vacation payout.

(9)
Amounts represent pay out of accrued vacation.

Outstanding Equity Awards at Fiscal Year End (NEOs)
The following table sets forth information concerning all option-based and share-based awards for each NEO outstanding at December 31, 2020, including awards granted before the financial year ended December 31, 2020.
Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#)		Option exercise price ($) USD(2)	Option expiration date	Value of unexercised in-the- money options ($)(3)	Number of shares or units of stock that have not vested (#)	Market or payout value of shares or units of stock that have not vested ($)	Market or payout value of vested share-based awards not paid out or distributed ($)
	Exercisable	Unexercisable(1)
Jan Skvarka President & CEO and Director	398,437	876,563	$0.41	September 25, 2029	18,232,500	—	—	—
	175,000	65,000	$0.29	November 7, 2029	3,460,800	—	—	—
	—	600,000	$12.03	December 23, 2030	1,608,000	—	—	—
Robert Kirkman(4) Former Executive Chairman	—	—	—	—	—	—	—	3,353,880
Robert Uger Chief Scientific Officer	29,073	—	$14.54	November 19, 2025	4,942	—	—	—
	29,073	—	$10.75	May 27, 2026	115,129	—	—	—
	4,954	1,474	$9.62	November 9, 2027	32,719	—	—	—
	34,939	32,145	$3.23	November 8, 2028	770,124	—	—	—
	34,559	93,046	$0.29	November 7, 2029	1,840,064	—	—	—
	—	250,000	$12.03	December 23, 2030	670,000	—	—	—
James Parsons Chief Financial Officer	36,204	—	$9.41	April 27, 2024	191,881	—	—	—
	30,171	—	$14.54	November 19, 2025	5,129	—	—	—
	30,171	—	$10.75	May 27, 2026	119,477	—	—	—
	14,266	—	$6.87	November 9, 2026	111,845	—	—	—
	18,800	5,590	$9.62	November 9, 2027	124,145	—	—	—
	31,195	28,701	$3.23	November 8, 2028	687,606	—	—	—
	25,672	69,120	$0.29	November 7, 2029	1,366,901	—	—	—
	—	180,000	$12.03	December 23, 2030	482,400	—	—	—
Penka Petrova Chief Development Officer	38,808	—	$14.54	November 19, 2025	6,597	—	—	—
	4,308	1,282	$9.62	November 9, 2027	28,453	—	—	—
	31,195	28,701	$3.23	November 8, 2028	687,606	—	—	—
	25,672	69,120	$0.29	November 7, 2029	1,366,901	—	—	—
	—	140,000	$12.03	December 23, 2030	375,200	—	—	—
Ingmar Bruns Chief Medical Officer	—	400,000	$14.11	November 12, 2030	240,000	—	—	—
Yaping Shou(5) Former Chief Medical Officer	71,517	—	$5.98	July 3, 2028	624,343	—	—	—
	58,541	—	$0.57	May 10, 2029	827,770	—	—	—
	58,750	—	$0.29	November 7, 2029	847,175	—	—	—

Note:
(1)
Options that are outstanding and unexercisable have the following vesting provisions: 1∕4 of the options vest 12 months after the grant date and 1/48 of the options vest monthly thereafter from the 13th month through the 48th month.
(2)
Stock options granted prior to June 30, 2020 had Canadian dollar exercise prices. The option exercise price shown is based on the US dollar exchange rate on the date of the grant.

(3)
The value of the unexercised “in-the-money” options as at December 31, 2020 was determined based on the excess of the closing price on December 31, 2020 of the Common Shares on The Nasdaq Capital Market (“Nasdaq”) of $14.71 per Common Share over the exercise price of the stock option.

(4)
Dr. Kirkman’s stock awards reflect his compensation as the Executive Chairman and does not include awards granted for his duties as a director of the Board. Dr. Kirkman was the Executive Chairman from April 29, 2019 to March 31, 2020.

(5)
Dr. Shou resigned as Chief Medical Officer of the Corporation effective October 31, 2020. All of Dr. Shou’s unvested stock options as of October 31, 2020 were cancelled other than options to purchase 58,750 Common Shares granted on November 9, 2019 which vested on December 23, 2020. All Dr. Shou’s vested options will expire within the time frame set out in the applicable stock option plan.

Incentive Plan Awards — Value Vested or Earned During the Year (NEOs)
The following table provides information regarding the value on payout or vesting of incentive plan awards for the NEOs for the fiscal year ended December 31, 2020.
Name	Option-based awards – Value vested during the year ($)(1)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)(2)
Jan Skvarka	8,588,801	—	312,500
Robert Kirkman	—	—	—
Robert Uger	2,629,971	—	313,117
James Parsons	2,452,739	—	290,855
Penka Petrova	2,452,611	—	290,855
Ingmar Bruns	—	—	156,667
Yaping Shou(3)	2,858,296	—	300,000

Note:
(1)
Aggregate dollar value that would have been realized by determining the difference between the closing market price of our Common Shares on the Nasdaq and the exercise price of the underlying option on each date during the fiscal year when an option award vested.

(2)
Includes the annual incentive plan awards earned in 2020 and retention awards.

(3)
Dr. Shou resigned as Chief Medical Officer of the Corporation effective October 31, 2020. All of Dr. Shou’s unvested stock options as of October 31, 2020 were cancelled other than 58,750 stock options granted on November 9, 2019 which vested on December 23, 2020. All Dr. Shou’s vested options will expire within the time frame set out in the applicable stock option plan.

Securities Authorized for Issuance under Equity Compensation Plan
The following table sets out information concerning the number and price of securities to be issued under our outstanding equity compensation plans as at December 31, 2020.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	6,270,936	$9.47	8,005,953
Equity compensation plans not approved by security holders(2)	1,275,000	$0.41	—
Total	7,545,936	$7.30	8,005,953

Notes:
(1)
Includes the 2016 Cash-Settled DSU Plan, the 2018 Stock Option Plan and the 2020 Omnibus Equity Incentive Plan. The number of securities to be issued includes 2,219,226 deferred share units which have no exercise price so are excluded from the weighted average price calculation.

(2)
The 2019 Inducement Plan is used exclusively for the grant of equity awards to individuals who were not previously employees or non-employee directors of Trillium (or following a bona fide period of non-employment) as an inducement material to such individual’s entering into employment with Trillium in accordance with Nasdaq Listing Rule 5635(c)(4).

As of December 31, 2020, the Corporation had the following four outstanding equity based compensation plans: (1) the 2020 Omnibus Equity Incentive Plan (as described below), (2) the 2019 Inducement Plan (as defined below), (3) the 2018 Stock Option Plan, and (4) the 2016 Cash-Settled DSU Plan (as defined below). Upon the adoption of the 2020 Omnibus Equity Incentive Plan, the Corporation ceased to issue any equity based compensation awards under the 2019 Inducement Plan, the 2018 Stock Option Plan and the 2016 Cash-Settled DSU Plan (collectively the “Predecessor Plans”) and such Predecessor Plans were replaced by the Omnibus Plan.
The 2020 Omnibus Plan
The 2020 Omnibus Equity Incentive Plan (the “Omnibus Plan”) provides for the granting of Awards (as defined in the Omnibus Plan) to full or part-time officers and other employees, Non-Employee Directors and Consultants (as such terms are defined in the Omnibus Plan). The purpose of the plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of the Corporation to acquire a proprietary interest in the Corporation.
Pursuant to the Omnibus Plan, the Corporation is entitled to issue Awards exercisable for up to 13,400,000 Common Shares, subject to certain terms and conditions. As of December 31, 2020, 2,621,950 stock options had been issued and are outstanding thereunder (exercisable for 2,621,950 Common Shares or approximately 2.4% of the Outstanding Shares) and 2,205,407 deferred share units of the Corporation previously granted under the Corporation’s 2016 Cash-Settled DSU Plan were deemed continued in the 2020 Omnibus Plan, and 13,819 deferred share units were granted under the 2020 Omnibus Plan (exercisable for 2,219,226 Common Shares or approximately 2.0% of the Outstanding Shares). There are 8,005,953 securities available for issue under the Omnibus Plan which includes 331,017 stock options that were forfeited in 2020 under the 2018 Stock Option Plan and become available for the Omnibus Plan. For further information on the Predecessor Plans of the Corporation, please see the Corporation’s management information circular dated May 15, 2020 filed under the Corporation’s profile on SEDAR at www.sedar.com or on the SEC’s website at www.sec.gov.
As of December 31, 2020, no other Awards issuable under the Omnibus Plan were granted. The Corporation’s annual “burn rate” for Awards granted under the 2020 Omnibus Plan, calculated as described in Section 613(p) of the Toronto Stock Exchange (“TSX”) Company Manual with respect to the Outstanding Shares (total number of options plus deferred share units, or DSUs, issued in a fiscal year, divided by the weighted average number of Outstanding Shares for that year), was approximately 3% in fiscal 2020.
The following is a summary only, and is qualified in its entirety by the terms and conditions of the Omnibus Plan. Capitalized terms used in this summary but not otherwise defined herein shall have the meanings ascribed thereto in the Omnibus Plan.
Administration
The Administrator of the Omnibus Plan shall be the Board, or, if the Board by resolution so decides, by a committee of the Board. The Administrator shall have final authority and discretion, subject to the express provisions of the Omnibus Plan, to interpret the Omnibus Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Omnibus Plan, subject to the rules and policies of any exchange or quotation system upon which our Common Shares are listed or quoted including the rules of the TSX and the Nasdaq. This includes the discretion of our Board to decide who will participate in the Omnibus Plan. The Administrator also has authority to delegate its duties to the compensation committee.
Description of Awards
The Omnibus Plans allows for the issuance of Awards, each as briefly described below:
Options
Options allow the holders to receive Common Shares at a future date. The exercise price per share for the Common Shares covered by an Option granted pursuant to the Omnibus Plan shall not be less than the Fair Market Value on the date of grant. In the case of an ISO that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such ISO shall be not less than 110% of the Fair Market Value on the grant date.
The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the Option is granted. In the case of an ISO that is granted to a Ten Percent Owner, the term of such Option shall be no more than five years from the date of grant. In addition, notwithstanding the expiration date applicable to any Option and subject to Section 409A of the Code for U.S. Taxpayers, if an Option would otherwise expire during or immediately after a Black out Period, then the expiration date of such Option shall be on the 10th business day following the expiration of the Black out Period.
Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Option.
Share Appreciation Rights
Share Appreciation Rights entitle the holder to receive Common Shares (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Common Shares on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Common Shares with respect to which the Share Appreciation Rights shall have been exercised.
Share Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The exercise price of a Share Appreciation Right shall not be less than the Fair Market Value of a Common Share on the date of grant. The term of a Share Appreciation Right may not exceed ten years.
Restricted Share Awards
A Restricted Share Award entitles the holder to receive Common Shares, subject to such restriction and conditions as the Administrator may determine at the time of grant, including but not limited to the attainment of specified Performance Goals.

The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established Performance Goals and other conditions on which the non-transferability of the Restricted Shares and the Corporation’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established Performance Goals and other conditions, the Common Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.” Except as may otherwise be provided by the Administrator, a grantee’s rights in any Restricted Shares that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Corporation and its Subsidiaries.
Restricted Share Units
A Restricted Share Unit entitles the holder to receive one Common Share (or the cash value of one Share, if so determined by the Administrator) on a specified settlement date set forth in the applicable Award Certificate, subject to such restrictions and conditions as the Administrator may determine at the time of grant, including but limited to the attainment of specified Performance Goals. Except as may otherwise be provided by the Administrator, a holder’s right in Restricted Share Units that have not vested shall automatically terminate upon the holder’s termination of employment (or cessation of service relationship) with the Corporation and its Subsidiaries for any reason.
Unrestricted Share Awards
An Unrestricted Share Award entitles the holder to receive Shares free of any restrictions. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
Deferred Share Units
A Deferred Share Unit entitles the holder to receive Common Shares on a deferred payment basis. On a date on which a cash dividend is paid on the Common Shares, a grantee’s account will be credited with the number of Deferred Share Units as calculated in accordance with the Omnibus Plan.
The Administrator will determine, in connection with each grant, the effective date thereof, the terms and conditions of vesting, and such other terms and conditions which the Administrator considers appropriate. Upon the termination of the grantee’s service with the Corporation, a grantee may elect to redeem his or her Deferred Share Units credited to the grantee’s account by filing a Redemption Notice on or before December 15 of the first calendar year commencing after the date on which the grantee’s employment with the Corporation has terminated. If the grantee fails to file such a notice on or before that December 15, the grantee will be deemed to have filed a Redemption Notice on that December 15 and will be deemed to have elected to redeem all of his or her Deferred Share Units. The Corporation may defer the Filing Date to any other date if such deferral is, in the sole opinion of the Corporation, desirable to ensure compliance with applicable law. Upon receiving a Redemption Notice, the Corporation shall, in its sole and absolute discretion, satisfy the grantee’s entitlement in Shares. The delivery of Shares will be made by the Corporation as soon as reasonably possible following the Filing Date, but in any event, not later than the date that is sixty days following the Filing Date. In no event will the payment be made later than December 31 of the first calendar year commencing after the grantee’s employment with the Corporation has terminated. Fractional Common Shares may not be issued, and where a grantee would be entitled to receive a fractional Common Share in respect of any fractional Deferred Share Unit, the Corporation will pay such grantee, in lieu of such fractional Common Share, cash equal to its Fair Market Value, calculated as at the Filing Date. Upon delivery of the Common Shares as payment for the Deferred Share Units, and cash in lieu of fractional Shares, the Deferred Share Units will be cancelled and the grantee shall have no further rights under the Plan.
Notwithstanding the foregoing, if a grantee is a U.S. Taxpayer: (i) Deferred Share Units shall only become redeemable in the event that the termination of a grantee’s employment is a Separation from Service; and (ii) the redemption date shall be any date determined by the Corporation (and not the U.S. Taxpayer) to occur as soon as reasonably possible (but not later than sixty days) after the Separation from Service, without a notice of filing required by the grantee, except that if the U.S. Taxpayer is determined to be a Specified Employee, the redemption date shall be the first day of the seventh month after the Separation from Services of the U.S. Taxpayer.
In the event of the death of a grantee, the Corporation will, within sixty days of the grantee’s death, deliver Common Shares as payment for Deferred Share Units which would have been deliverable to the grantee if the grantee had terminated service with the Corporation in respect of the Deferred Share Units credited to the deceased grantee’s account (net of any applicable withholding tax) to or for the benefit of the legal representative of the grantee.
Upon the occurrence of a Change in Control, all Deferred Share Units credited to each grantee’s account shall immediately vest in full, provided that any grantee who benefits from such accelerated vesting and who is a Canadian Taxpayer will not be able to receive their Deferred Share Unit entitlement until such time as they terminate their service with the Corporation.
Dividend Equivalent Rights
Dividend Equivalent Rights entitle the holder to receive credits based on cash dividends that would have been paid on the Common Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Common Shares had been issued to and held by the grantee.
A Dividend Equivalent Right may be granted by the Administrator to any grantee as a component of a Restricted Share Unit or as a freestanding Award. No Options or Share Appreciation Rights shall provide for the payment or accrual of Dividend Equivalent Rights. The terms and conditions of Dividend Equivalent Rights shall be determined by the Administrator and specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid concurrently with vesting of the underlying Award or may be deemed to be reinvested in additional Common Share, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Corporation, if any. Dividend Equivalent Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award with vesting shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
Except as may otherwise be provided by the Administrator, a grantee’s rights in all Dividend Equivalent Rights granted as a component of an award of Restricted Share Units that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Corporation and its Subsidiaries for any reason.
Maximum Number of Shares issuable under the Omnibus Plan
The maximum number of Common Shares reserved and available for issuance under the Omnibus Plan shall be 13,400,000 Common Shares, representing 13.0% of the Outstanding Shares as at the date of this Circular. For purposes of this limitation, the Common Shares underlying any Awards under the Omnibus Plan as well as Common Shares underlying any options under the 2018 Stock Option Plan, that are forfeited, cancelled or otherwise terminated (other than by exercise), on or after the date on which the Omnibus Plan is approved by shareholders, shall be added back to the Common Shares available for issuance under the Omnibus Plan and, to the extent permitted under Section 422 of the U.S. Internal Revenue Code and the regulations promulgated thereunder, the Common Shares that may be issued as ISOs.
The maximum number of Common Shares that may be issued to any grantee in any 12-month period under the Omnibus Plan may be no more than five percent (5%) of the total of the number of then issued and outstanding Common Shares of the Corporation and the number of Common Shares of the Corporation issuable upon due conversion of the issued and outstanding preferred shares of the Corporation in any 12-month period.
Insider Participation Limit
The Omnibus Plan does not limit the participation of insiders. The aggregate number of the Common Shares: (i) issued to insiders within any one year period; and ii) issuable to insiders at any time under the Omnibus Plan, could exceed 10% of the Corporation’s issued and outstanding common shares.

Transferability
During a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void. Notwithstanding the foregoing, the Administrator, in its discretion, and if permitted by applicable securities laws, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Corporation to be bound by all of the terms and conditions of the Omnibus Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
Amendment Provisions
The Administrator has the discretion to make amendments to the Omnibus Plan and any Awards granted thereunder which it may deem necessary, without having to obtain shareholder approval. Such changes include, without limitation:
•
minor changes of a “housekeeping” nature;

•
amending Awards under the Omnibus Plan, including with respect to the Award period, except as otherwise limited herein and by applicable exchange regulations, vesting period, exercise method and frequency, and method of determining the exercise price, assignability and effect of termination of a grantee’s employment or cessation of services; and

•
except as provided below, changing the terms and conditions of any financial assistance which may be provided by the Corporation to grantees to facilitate the purchase of Common Shares under the Omnibus Plan.

Shareholder approval will be required: (i) to reduce the exercise price of outstanding Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Options or Share Appreciation Rights in exchange for cash; (ii) to amend the amendment provisions of the Omnibus Plan; (iii) to increase the maximum number of Common Shares issuable under the Omnibus Plan; (iv) for any amendment which would permit Awards granted under the Omnibus Plan to be transferable or assignable other than in accordance with the Omnibus Plan and for normal estate settlement purposes; (v) for the addition of any form of financial form of financial assistance; (vi) for any amendment to the financial assistance provision that is more favourable to the grantee; (vii) to extend the Option term (other than as a result of a Black out Period extension); and (viii) for an extension of the term of an Award which benefits an insider of the Corporation.
Furthermore, to the extent required under the rules of any securities exchange or market system on which the Common Shares are listed, or to the extent determined by the Administrator to be required by the Code to ensure that ISOs granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to Shareholder approval.
The 2019 Inducement Plan
During 2019, we adopted the 2019 inducement stock option plan (the “2019 Inducement Plan) to enable us to grant options to individuals who had not previously been an employee or a non-employee director to induce them to accept employment with us. As at December 31, 2020, a total of 1,275,000 stock options remain outstanding (exercisable for 1,275,000 or approximately 1.2% of the Outstanding Shares) and were previously granted to Dr. Skvarka in connection with his appointment as President and CEO. The Corporation’s annual “burn rate” for stock options granted under the 2019 Inducement Plan, calculated as described in Section 613(p) of the TSX Company Manual with respect to the Outstanding Shares (total number of options issued in a fiscal year, divided by the weighted average number of Outstanding Shares for that year), was 0% in fiscal 2020 and approximately 5% in 2019.

With the adoption of the 2020 Omnibus Plan, the Corporation no longer issues stock options under the 2019 Inducement Plan. However, stock options granted under the 2019 Inducement Plan will remain subject to the terms and conditions of the 2019 Inducement Plan.
For further information on the 2019 Inducement Plan and the other Predecessor Plans of the Corporation, please see the Corporation’s management information circular dated May 15, 2020 filed under the Corporation’s profile on SEDAR at www.sedar.com or on the SEC’s website at www.sec.gov.
2018 Stock Option Plan
The 2018 Stock Option Plan provided for the granting of stock options to officers, directors, employees and consultants of ours and our affiliates.
As at December 31, 2020, pursuant to the 2018 Stock Option Plan, 1,429,760 options (exercisable for 1,429,760 or approximately 1.3% of the Outstanding Shares) had been issued and were outstanding. The Corporation’s annual “burn rate” for stock options granted under the 2018 Stock Option Plan calculated as described in Section 613(p) of the TSX Company Manual with respect to the Outstanding Shares (total number of options issued in a fiscal year, divided by the weighted average number of Outstanding Shares for that year), was approximately 0% in fiscal 2020, 5% in fiscal 2019, and 6% in fiscal 2018.
With the adoption of the 2020 Omnibus Plan, the Corporation no longer issues stock options under the 2018 Stock Option Plan. However, stock options of the Corporation that were granted and are outstanding under the 2018 Stock Option Plan will remain subject to the terms and conditions of the 2018 Stock Option Plan.
For further information on the 2018 Stock Option Plan and the other Predecessor Plans of the Corporation, please see the Corporation’s management information circular dated May 15, 2020 filed under the Corporation’s profile on SEDAR at www.sedar.com or on the SEC’s website at www.sec.gov.
Performance Graph
The following graph compares the total shareholder return of $100 invested in our Common Shares with the total return of the NASDAQ Biotechnology Index.
The performance trend shown by the above graph does not reflect the trend in our compensation to NEOs reported over the same period. The market price of the Common Shares, similar to the share prices of many publicly-traded biotechnology companies, has historically been highly volatile. Our approach to compensation is designed to attract and retain quality executives while promoting long-term profitability and maximizing shareholder value. Our NEOs are compensated on the basis of individual and corporate performance and compensation is benchmarked to other life sciences companies, rather than on factors strictly tied to the short-term performance of our Common Shares in the market.
Pension Benefit Plans
The Corporation does not have any pension plans that provide for payments of benefits at, following or in connection with, retirement or provide for retirement or deferred compensation plans for the NEOs or directors.
Termination of Employment, Change of Control and Employment Contracts
In 2020, the Corporation had employment agreements (the “Employment Agreements”) with each of its NEOs which provided termination payments in certain circumstances. The Employment Agreements provide for compensation in the event of termination of a NEO’s employment by the Corporation for reasons other than just cause, mutual agreement, permanent disability (subject to applicable human rights legislation) or death of the NEO.
Jan Skvarka
Dr. Skvarka’s employment agreement provides for continuation of his salary for 12 months for termination without cause or if he resigns for good reason, or 18 months of salary for termination due to a change of control. If Dr. Skvarka’s employment is terminated without cause in connection with a change in control, any stock options granted will vest immediately prior to the date of such termination. The estimated additional payment to Dr. Skvarka in the case of termination without cause, excluding benefits, assuming that a termination took place on December 31, 2020 is $500,000. In the case of termination without cause in connection with a change in control, the incremental severance as at December 31, 2020 is $23,551,300.
Dr. Skvarka’s employment agreement contains provisions relating to: (i) non-disclosure or use of the Corporation’s confidential information; and (ii) non-solicitation of the Corporation’s clients and employees.
Robert Uger
Dr. Uger’s employment agreement provides for continuation of his salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without cause. In the event of a change in control, all unvested stock options granted prior to November 20, 2015 will immediately vest. If Dr. Uger’s employment is terminated without cause or Dr. Uger resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control, any stock options granted after November 19, 2015 will vest immediately prior to the date of such termination or resignation, as applicable. The estimated additional payment to Dr. Uger in the case of termination without cause, excluding benefits, assuming that a termination took place on December 31, 2020 is $539,242. In the case of termination without cause or resignation in circumstances constituting constructive dismissal within 24 months following a change in control, the incremental severance as at December 31, 2020 is $3,432,978.
Dr. Uger’s employment agreement contains provisions relating to: (i) non-disclosure or use of the Corporation’s confidential information; (ii) non-competition during, and 12 months after, employment; and (iii) non-solicitation of the Corporation’s clients and employees during, and 12 months after, employment.
Ingmar Bruns
Dr. Bruns’ employment agreement provides for continuation of his salary for 6 months for termination without cause or if Dr. Bruns resigns for Good Reason. If Dr. Bruns’ employment is terminated without cause of Dr. Bruns resigns for Good Reason in connection with a change in control, any stock options granted will vest immediately prior to the date of such termination or resignation, as applicable, and he will be entitled to continuation of his salary for 9 months. The estimated additional payment to Dr. Bruns in the case of termination without cause, assuming that a termination took place on December 31, 2020 is $220,000. In the case of termination without cause in connection with a change in control, the incremental severance is $350,000.
Dr. Bruns’ employment agreement contains provisions relating to: (i) non-disclosure or use of the Corporation’s confidential information; (ii) non-competition during, and 12 months after, employment; and (iii) non-solicitation of the Corporation’s clients and employees during, and 12 months after, employment.
James Parsons
Mr. Parsons’ employment agreement provides for continuation of his salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without cause. In the event of a change in control, all unvested stock options granted prior to November 20, 2015 will immediately vest. If Mr. Parsons’ employment is terminated without cause or Mr. Parsons resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control, any stock options granted after November 19, 2015 will vest immediately prior to the date of such termination or resignation, as applicable. The estimated additional payment to Mr. Parsons in the case of termination without cause, excluding benefits, assuming that a termination took place on December 31, 2020 is $353,783. In the case of termination without cause or resignation in circumstances constituting constructive dismissal within 24 months following a change in control, the incremental severance as at December 31, 2020 is $3,089,384.
Mr. Parsons’ employment agreement contains provisions relating to: (i) non-disclosure or use of the Corporation’s confidential information; (ii) non-competition during, and 12 months after, employment; and (iii) non-solicitation of the Corporation’s clients and employees during, and 12 months after, employment.
Penka Petrova
Dr. Petrova’s employment agreement provides for continuation of her salary and average monthly bonus for the period equal to the greater of 12 months or one month per year of completed service (capped at 24 months) for termination without cause. In the event of a change in control, all unvested stock options granted prior to November 20, 2015 will immediately vest. If Dr. Petrova’s employment is terminated without cause or Dr. Petrova resigns in circumstances constituting constructive dismissal, in each case within 24 months following a change of control, any stock options granted after November 19, 2015 will vest immediately prior to the date of such termination or resignation, as applicable. The estimated additional payment to Dr. Petrova in the case of termination without cause, excluding benefits, assuming that a termination took place on December 31, 2020 is $501,193. In the case of termination without cause or resignation in circumstances constituting constructive dismissal within 24 months following a change in control, the incremental severance as at December 31, 2020 is $2,464,757.
Dr. Petrova’s employment agreement contains provisions relating to: (i) non-disclosure or use of the Corporation’s confidential information; (ii) non-competition during, and 12 months after, employment; and (iii) non-solicitation of the Corporation’s clients and employees during, and 12 months after, employment.
Yaping Shou
Dr. Shou resigned effective October 31, 2020 and received a severance of 6 month’s salary in accordance with her employment agreement, a $50,000 bonus and the continued vesting of stock options to purchase 58,750 Common Shares granted on November 7, 2019.
Directors’ and Officers’ Liability Insurance
The Corporation has purchased directors’ & officers’ liability insurance coverage (D&O Insurance), for directors and officers of the Corporation. The total annual premium payable by the Corporation for the D&O Insurance for the year ended December 31, 2020 was $675,400, and no amount of such premium was paid by the directors or officers of the Corporation. The D&O Insurance coverage for 2020 had an annual aggregate limit of $20 million. From January 1, 2020 there is a $5,000,000 deductible for any claim made, but no deductible is assessed against any director or officer. D&O Insurance is designed to protect Board members and officers for their legal liabilities including, but not limited to, securities claims, statutory liability claims and employment claims.
Director Compensation
The Corporation targets director compensation within a competitive range of the median of the same comparator group as it used for benchmarking executive compensation. In 2020, director compensation included a cash retainer of $40,000 and an equity compensation retainer of $47,500 paid in DSUs and a grant of stock options. Directors also received the following annual fees: chair of the Board $40,000; chair of the audit committee $20,000; chair of the corporate governance and nominating committee $10,000; chair of the compensation committee $10,000; member of the audit committee $8,000; and member of the corporate governance and nominating committee and member of the compensation committee $5,000.
During 2020, the directors received equity compensation in the form of DSUs for their service from January 1, 2020 through June 30, 2020 and stock options for their service for the period from July 1, 2020 to June 30, 2021. The compensation committee has determined, on the recommendation of Radford, that directors will receive their equity compensation in the form of stock options moving forward with approximate mid-year grants aligned with the timing of the annual general meeting. The compensation committee believes that the significant weighting of directors’ equity compensation is aligned with the directors’ fiduciary oversight role and with long-term shareholder interests.
In addition, each independent director was entitled to reimbursement for reasonable expenses incurred in such capacity as a director, including travel and other out-of-pocket expenses relating to meetings of the Board and any committee meetings.
The following table shows all compensation (before taxes and other statutory withholdings) provided to the non-executive directors for the year ended December 31, 2020. Dr. Kirkman served as Executive Chairman from April 29, 2019 to March 31, 2020 and his compensation as Executive Chairman is reported in the Summary Compensation Table above.
Name	Fees Earned ($)	Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings	All other compensation ($)	Pension Value ($)	Total ($)
Luke Beshar, Director	70,000	47,500	398,840	—	—	—	—	516,340
Robert Kirkman(3) Director, Chair	60,110	23,750	398,840	—	—	—	—	482,700
Michael Moore(4) Director	24,863	47,500	—	—	—	—	—	72,363
Thomas Reynolds(5) Director	56,907	47,500	1,107,910	—	—	22,500	—	1,234,817
Calvin Stiller(6) Director	22,377	47,500	—	—	—	—	—	69,877
Helen Tayton-Martin, Director	53,000	47,500	398,840	—	—	—	—	499,340
Paul Walker(7) Director	40,192	—	398,480	—	—	—	—	439,032
Michael Kamarck(8) Director	12,268	—	812,576	—	—	—	—	824,844
Paolo Pucci(9) Director	7,240	—	850,156	—	—	—	—	857,396

Note:
(1)
The amounts in this column represent the grant date fair value of the DSUs awarded to directors during fiscal year 2020. Dr. Moore and Dr. Stiller received DSUs pursuant to the 2016 Cash-Settled DSU Plan and the other directors received DSUs pursuant to the Omnibus Plan.

(2)
The option-based awards value is the grant date fair value of stock options calculated in accordance with FASB ASC Topic 718 excluding any estimates of forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our financial statements for the year ended December 31, 2020. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting or exercise of the applicable awards. The option-based awards were for services rendered from July 1, 2020 to December 31, 2020 and for services to be rendered from January 1, 2021 to June 30, 2021.

(3)
Dr. Kirkman received DSUs awarded to directors during fiscal year 2020 pursuant to the Omnibus Plan. From April 29, 2019 to March 31, 2020, Dr. Kirkman was the Executive Chairman, an employee of the Corporation. Please see the Summary Compensation Table for NEOs for Dr. Kirkman’s compensation during his tenure as Executive Chairman. As of April 1, 2020, Dr. Kirkman returned to the position of Chair of the Board. Dr. Kirkman resigned from the Board effective April 28, 2021.

(4)
Dr. Moore retired from the Board effective June 30, 2020.

(5)
Dr. Reynolds’ option-based awards includes 40,000 stock options received for his services as a director. Included in “All other compensation” are 50,000 stock options received as a member of the Scientific Advisory Board (SAB), 20,000 stock options received for consulting services and $22,500 earned providing consulting services to the Company and as a member of the SAB. Dr. Reynolds resigned from the Board effective April 28, 2021.

(6)
Dr. Stiller retired from the Board effective June 30, 2020.

(7)
Mr. Walker was appointed to the Board effective February 6, 2020. Mr. Walker waived his right to receive DSUs for services rendered from February 6, 2020 to June 30, 2020.

(8)
Dr. Kamarck was appointed to the Board effective September 17, 2020.

(9)
Mr. Pucci was appointed to the Board effective November 12, 2020.

Outstanding Option-Based Awards and Share Based Awards — Directors
The following table sets forth information concerning all option-based and share-based awards for each non-executive director outstanding at December 31, 2020, including awards granted before the financial year ended December 31, 2020. During the financial year ended December 31, 2020, the directors were granted 27,474 DSUs under the 2016 Cash-Settled DSU Plan, 13,819 DSUs under the 2020 Omnibus Plan, and were granted 270,000 option-based awards under the 2020 Omnibus Plan. Upon adoption of the 2020 Omnibus Plan, all DSUs that were outstanding under the 2016 Cash-Settled DSU Plan were deemed continued as part of the 2020 Omnibus Plan and the terms and conditions of such DSUs are substantially similar to the terms and conditions of the 2016 Cash-Settled DSU Plan, except that the DSUs shall now be redeemable for cash, Common Shares or a combination of cash and Common Shares.
Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)(1)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)	Market or payout value of vested share-based awards not paid out or distributed ($)(3)
Luke Beshar Director	6,666	$17.18	March 6, 2024	—	—	—	8,056,024
	40,000	$12.03	December 23, 2030	107,200	—	—	—
Robert Kirkman Director, Chair	6,666	$13.66	January 29, 2024	6,999	—	—	3,598,418
	40,000	$12.03	December 23, 2030	107,200	—	—	—
Thomas Reynolds Director	6,666	$17.18	March 6, 2024	—	—	—	7,750,199
	50,000	$12.45	November 1, 2030	113,000	—	—	—
	20,000	$12.45	November 1, 2030	45,200	—	—	—
	40,000	$12.03	December 23, 2020	107,200	—	—	—
Helen Tayton-Martin Director	40,000	$12.03	December 23, 2020	107,200	—	—	7,329,909
Paul Walker Director	40,000	$12.03	December 23, 2030	107,200	—	—	—
Michael Kamarck Director	67,000	$14.77	September 17, 2030	—	—	—	—
Paolo Pucci Director	67,000	$15.50	November 15, 2030	—	—	—	—

Notes:
(1)
Stock options granted prior to June 30, 2020 had Canadian dollar exercise prices. The option exercise price shown is based on the US dollar exchange rate on the date of the grant.

(2)
The value of the unexercised “in-the-money” options as at December 31, 2020 has been determined based on the excess of the closing price on December 31, 2020 of the Common Shares on the Nasdaq Capital Market of $14.71 per Common Share.

(3)
The value as at December 31, 2020 has been determined based on the number of DSUs multiplied by the closing price of the Common Shares on the Nasdaq Capital Market of $14.71 on December 31, 2020.

Incentive Plan Awards — Value Vested or Earned During the Year — Directors
The following table provides information regarding the value on pay-out or vesting of incentive plan awards for each of the Corporation’s non-executive directors for the financial year ended December 31, 2020. For option-based awards, only the options which vested during the 2020 fiscal year that were “in-the-money” are reported in the table below.
Name and Principal Position	Option-based awards – Value vested during the year ($)(1)	Share-based awards – Value vested during the year ($)(2)	Non-equity incentive plan compensation – Value earned during the year ($)
Luke Beshar Director	Nil	47,500	Nil
Robert Kirkman Director, Chair	Nil	23,750	Nil
Michael Moore(3) Director	Nil	47,500	Nil
Thomas Reynolds Director	Nil	47,500	Nil
Calvin Stiller(4) Director	Nil	47,500	Nil
Helen Tayton-Martin Director	Nil	47,500	Nil
Paul Walker(5) Director	Nil	Nil	Nil
Michael Kamarck(6) Director	Nil	Nil	Nil
Paolo Pucci(7) Director	Nil	Nil	Nil

Notes:
(1)
Aggregate dollar value that would have been realized by determining the difference between the closing market price of our Common Shares on the Nasdaq and the exercise price of the underlying option on each date during the fiscal year when an option award vested.

(2)
Amount represents the value of cash-settled DSUs issued in 2020 as at each vesting date (being the grant date).

(3)
Dr. Moore resigned from the Board effective June 30, 2020.

(4)
Dr. Stiller resigned from the Board effective June 30, 2020.

(5)
Mr. Walker was appointed to the Board effective February 6, 2020. Mr. Walker waived his right to receive DSUs for services rendered from February 6, 2020 to June 30, 2020.

(6)
Dr. Kamarck was appointed to the Board effective September 17, 2020.

(7)
Mr. Pucci was appointed to the Board effective November 12, 2020.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As at the date of this Circular, other than routine indebtedness as defined under applicable securities laws, no director, executive officer or employee or any former director, executive officer or employee of the Corporation or any of its subsidiaries is indebted to the Corporation or any of its subsidiaries.
INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Statement of Executive Compensation” and “Director Compensation” in this Circular, since January 1, 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2019 and 2020) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
INTERESTS OF CERTAIN PERSONS AND
COMPANIES IN MATTERS TO BE ACTED UPON
Management is not aware of any material interest, direct or indirect, of any director or nominee for director, executive officer or any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting.

CORPORATE GOVERNANCE DISCLOSURE
Corporate governance relates to the activities of the Board, the members of which are elected by and accountable to the Shareholders, and accounts for the role of management who are appointed by the Board and charged with our day to day management. The Board and senior management consider good corporate governance to be central to our effective and efficient operations. National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”), requires us to disclose annually in our Circular certain information concerning its corporate governance practices, as set forth below.
Board of Directors
The Board facilitates its exercise of independent supervision over our management through a combination of formal meetings of the Board and informal discussions amongst Board members. The corporate governance and nominating committee oversees all governance matters and looks to our management to keep it apprised of all significant developments affecting the Corporation and its operations. All major acquisitions, dispositions, investments and contracts and other significant matters outside the ordinary course of our business are subject to approval by the Board.
During the most recently completed financial year ended December 31, 2020, the Board held ten formal Board meetings. The remaining decisions during the year were passed by written resolution following informal discussions amongst the directors and management.
The Board functions independently as a majority of the members of the Board are not involved in management. Also, when appropriate, the Board excuses management from meetings and conducts business and makes decisions exclusive of management. During 2020, six such in-camera sessions were held. In addition, each committee of the Board is comprised of independent directors who also periodically hold in-camera sessions.
We have written descriptions of the roles of the Board chair, each of the Board committee chairs and the CEO. The responsibilities of the chair of the Board includes: (i) chairing meetings of the Board; (ii) in consultation with Board members and the CEO, set the agendas for the meetings of the Board; (iii) in collaboration with the chairs of the Board committees and the CEO, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to members in advance of such meetings in order that members may properly inform themselves on matters to be acted upon; (iv) assigning work to members; (v) acting as liaison and maintaining communication with the CEO and Board members to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Board and its committees; and (vi) providing leadership to the Board with respect to its functions and mandate.
The Board has a written mandate called the Corporate Governance Guidelines to provide a concise description of the corporate governance obligations, principles and practices of our Board. A copy of these guidelines is attached to this Circular as Schedule “A”. The core responsibilities of the Board include: CEO and key executive officer selection; the creation of a culture of integrity throughout the organization; adopting a strategic planning process and understanding and approving Corporation strategy, annual budgets and business plans; overseeing major investments, capital expenditures and acquisitions; the identification of the principal risks of the issuer’s business, and ensuring the implementation of appropriate systems to manage these risks; establishing officer and Board compensation; succession planning; adopting a communication policy; overseeing the adequacy and effectiveness of the Corporation’s system of internal control over financial reporting and disclosure controls and procedures; and developing the Corporation’s approach to corporate governance, including developing a set of corporate governance principles and guidelines. The Board delineates its role and responsibilities by overseeing the conduct of the business of the Corporation and the activities of management who are responsible for the day-to-day conduct of the business of the Corporation. The Board further operates by delegating certain of its authorities to management and by reserving certain powers to itself. The Board retains the responsibility of managing its own affairs including selecting its chair, nominating candidates for election to the Board, constituting committees of the full Board and determining compensation for the directors. Subject to the articles and bylaws of the Corporation, the Board may constitute, seek the advice of and delegate powers, duties and responsibilities to committees of the Board. Each of the committees of the Board has a charter which sets out the responsibilities of the committee and the role of the chair of each committee.

Board Composition; Term of Office
Our Board currently consists of seven members (all of whom will stand for re-election at the Meeting). Our directors are elected at each annual general meeting of our Shareholders and serve until their successors are elected or appointed, unless their office is vacated earlier. The current directors on our Board, except for Michael Kamarck, Paolo Pucci and Scott Myers, were elected at the annual and special meeting of Shareholders held on June 30, 2020.
Director Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent; that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Each year the Board undertakes a review of the independence of the directors and considers whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Our Board determined that six of our seven directors are “independent” directors as defined under Ontario Securities Commission National Instrument 52-110 — Audit Committees (“NI 52-110”), and current rules and regulations of the SEC and the listing standards of the NASDAQ. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our Board deemed relevant in determining their independence. Dr. Skvarka is not independent by virtue of being the President and CEO of the Corporation.
Board and Committee Meetings Held for the Year Ended December 31, 2020
Type of Meeting	Number of Meetings	Date of Meetings
Board of Directors	10	Jan 3, Feb 6, Mar 5, May 6, Jul 7, Jul 24, Sep 17, Nov 11, Nov 12, Dec 23
Audit Committee	3(1)	Mar 4, May 5, Aug 11,
Corporate Governance and Nominating Committee	4	Mar 4, May 6, Aug 19, Nov 11
Compensation Committee	10	Jan 28, Mar 4, Apr 30, Jun 22, Sep 24, Sep 28, Nov 3, Nov 11, Nov 18, Dec 23
Total Meetings Held	27

Note:
(1)
The Q3 2020 audit committee meeting was not separately held from the Board of Directors’ meeting of the same date, and all members of the audit committee were present.

Attendance of Directors for the Year Ended December 31, 2020
Director(7)	Board Meetings Attended	Audit Committee Meetings Attended(1)	Corporate Governance Committee Meetings Attended(1)	Compensation Committee Meetings Attended(1)
Luke Beshar	10	3	—	10
Robert Kirkman(8)	10	3	3	9
Michael Moore(2)	4	—	2	4
Thomas Reynolds(8)	9	3	4	—
Jan Skvarka	10	—	—	—
Calvin Stiller(3)	4	—	2	—
Helen Tayton- Martin	10	3	—	10
Paul Walker(4)	8	—	4	—
Michael Kamarck(5)	4	—	—	—
Paolo Pucci(6)	2	—	—	1

Notes:
(1)
Committee attendance results above are recorded only for committee members and the Chair of the board. If other non-committee members attend a committee meeting, their attendance is not recorded above. The committee assignments changed during the year so the attendance reflects only the time spent while on the committee.

(2)
Dr. Moore resigned from the Board effective June 30, 2020.

(3)
Dr. Stiller resigned from the Board effective June 30, 2020.

(4)
Mr. Walker was appointed to the Board effective February 6, 2020.

(5)
Dr. Kamarck was appointed to the Board effective September 17, 2020.

(6)
Mr. Pucci was appointed to the Board effective November 12, 2020.

(7)
Two of our directors attended the annual meeting of shareholders in 2020.

(8)
Dr. Kirkman and Dr. Reynolds resigned as directors on April 28, 2021. Mr. Scott Myers was appointed a director on April 28, 2021.

Directorships
Certain of the directors are also directors (or equivalent) of other reporting issuers as set forth below:
Director	Company
Mr. Luke Beshar	REGENXBIO Inc., Protara Therapeutics Inc.
Dr. Robert Kirkman	Oncorus, Inc.
Dr. Thomas Reynolds	MEI Pharma, Inc.
Mr. Paul Walker	Allakos Inc.
Mr. Paolo Pucci	Replimune Group Inc., Merus N.V., West Pharmaceutical Services Inc.
Mr. Scott Myers	Harpoon Therapeutics, Inc., Selecta Biosciences Inc.

Orientation and Continuing Education
We have a formal onboarding process for new directors. The onboarding process includes suggested reading for the new director, such as corporate documents and other briefing materials; an initial orientation session; follow-up one-on-one meetings with key personnel in the organization; and sponsorship of the new director by an existing corporate governance and nominating committee member to assist with integration. New directors are provided with relevant information including our publicly filed documents, business plans and budgets, corporate policies, technical reports, financial information, and recent board and corporate governance materials. Directors are encouraged to ask questions and communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation.
Continuing education is an important compliance requirement to promote the competence and integrity of Board members. We have a continuing education program in place for our Board which is reviewed annually by the corporate governance and nominating committee to include relevant educational materials. The corporate governance and nominating committee verifies annually that Board members have reviewed the continuing education materials.
Ethical Business Conduct
Ethical business behavior is of great importance to the Board and management. We have instituted policies on disclosure, insider trading as well as a whistleblower policy for all personnel to report any fraudulent or illegal acts on an anonymous basis directly to the audit committee chair. The Board has also adopted a Code of Business Conduct and Ethics (the “Code”), intended to document the principles of conduct and ethics to be followed by our employees, officers and directors. A copy of our Code can be obtained under our profile on www.sedar.com, on our website at www.trilliumtherapeutics.com, or by written request to our Chief Financial Officer, at 2488 Dunwin Drive, Mississauga, Ontario L5L 1J9. The directors of the Corporation encourage and promote an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, providing guidance to employees, directors and officers to help them recognize and deal with ethical issues, promoting a culture of open communication, honesty and accountability and ensuring awareness of disciplinary action for violations of ethical conduct.
As some of our directors also serve as directors and officers of other companies engaged in similar activities, the Board must comply with the conflict of interest provisions of the BCBCA, as well as the relevant securities regulatory instruments, in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest. Any director would be required to declare the nature and extent of his interest and would not be entitled to vote at meetings which involve such conflict.
Communication with the Directors of Trillium
Any interested party with concerns about our company may report such concerns to our Board or the chair of our Board and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:
c/o Trillium Therapeutics USA Inc.
Attn: Chair
100 CambridgePark Drive, Suite 510
Cambridge, Massachusetts 02140
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a shareholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to Trillium’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Trillium’s legal counsel, with independent advisors, with non-management directors, or with Trillium’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion. Information on how to submit communications to the Board is available at the Company’s website at www.trilliumtherapeutics.com.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
Nomination of Directors
In connection with the nomination or appointment of individuals as directors, the Board is responsible for: (i) considering what competencies and skills the Board, as a whole, should possess; (ii) assessing what competencies and skills each existing director possesses; and (iii) considering the appropriate size of the Board, with a view to facilitating effective decision making, all with regard to their diversity, gender, age, expertise, time availability and experience (industry, professional and public service). The Board will consider the advice and input of the corporate governance and nominating committee. See “Corporate Governance Disclosure — Corporate Governance and Nominating Committee” below for further details regarding such committee, including its members and responsibilities.
Corporate Governance and Nominating Committee
Our corporate governance and nominating committee shall be composed of at least two members of our Board, all of whom are “independent directors” within the meaning of NASDAQ Rule 5605(a)(2). In affirmatively determining the independence of any member of our corporate governance and nominating committee, our Board must consider all factors specifically relevant to determining whether a director has a relationship to us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
All members of our corporate governance and nominating committee shall be “independent” as contemplated in NI 58-101, such that all members of our corporate governance and nominating committee will have no direct or indirect relationship with us that could, in the view of our Board, be reasonably expected to interfere with the exercise of his or her independent judgment.
The purpose of our corporate governance and nominating committee is to:
•
assist our Board in identifying prospective director nominees and recommend to our Board the director nominees for each annual meeting of shareholders;

•
recommend members for each Board committee;

•
ensure that our Board is properly constituted to meet its fiduciary obligations to the Corporation and its shareholders and that we follow appropriate governance standards;

•
develop and recommend to our Board governance principles applicable to us;

•
oversee the succession planning for senior management; and

•
oversee the evaluation of our Board and management.

Our current corporate governance and nominating committee members are Mr. Paul Walker (Chair) and Dr. Michael Kamarck. Mr. Paul Walker and Dr. Michael Kamarck were appointed to the corporate governance and nominating committee on March 5, 2020 and November 12, 2020, respectively, in replacement of Dr. Michael Moore and Dr. Calvin Stiller who retired as of June 30, 2020. Dr. Thomas Reynolds was a member and the Chair of the corporate governance and nominating committee for all of 2020, stepping down on December 31, 2020. Dr. Helen Tayton-Martin was also a member of the corporate governance and nominating committee from February 1, 2018 through February 6, 2020. Our Board has determined that each member of our corporate governance and nominating committee is independent within the meaning of such term in the rules of the NASDAQ and Canadian provincial securities regulatory authorities.

Compensation Committee
Our compensation committee is required to be composed of at least two members of our Board, all of whom who are considered “independent” of our management in accordance with the provisions of Rule 10C-1(b)(1) under the Exchange Act and NASDAQ Rule 5605(a)(2) and 5605(d)(2)(A). In affirmatively determining the independence of any member of our compensation committee, our Board must consider all factors specifically relevant to determining whether a director has a relationship to the Corporation that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Corporation to such director; and (ii) whether such director is affiliated with the Corporation, a subsidiary of the Corporation or an affiliate of a subsidiary of the Corporation.
Our compensation committee is required to ensure that the compensation programs and values transferred to management through cash pay, share and share-based awards, whether immediate, deferred, or contingent are fair and appropriate to attract, retain and motivate management and are reasonable in view of company economics and of the relevant practices of other similar companies. Our compensation committee recommends to our Board compensation arrangements for Board members.
Our current compensation committee members are Luke Beshar (Chair), Dr. Helen Tayton-Martin and Mr. Paolo Pucci. Luke Beshar was appointed as the Chair of the Compensation Committee on May 10, 2019. Dr. Helen Tayton-Martin was appointed to the compensation committee on May 10, 2019. Mr. Paolo Pucci was appointed to the compensation committee on November 12, 2020, Dr. Kamarck was appointed to the compensation committee on March 4, 2021, and Dr. Michael Moore ceased being a member on June 30, 2020. Our Board has determined that each member of our compensation committee is independent within the meaning of such term in the rules of the NASDAQ, the SEC and Canadian provincial securities regulatory authorities.
Audit Committee
Our Audit Committee is comprised of a minimum of three members, each of whom, in the determination of the Board of Directors, satisfies the independence, financial literacy and experience requirements of applicable US and Canadian securities laws, rules and guidelines (including, without limitation, National Instrument 52-110 — Audit Committees, or NI 52-110), any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.
In particular:
•
each member shall be (a) an “Independent Director,” as defined in NASDAQ Marketplace Rule 5605(a)(2), and (b) “independent” within the meaning of Rule 10A-3 under the Exchange Act, and the determination of independence will be affirmatively made by the Board annually, provided that the Board may elect to take advantage of any exemption from such requirements provided in the rules of NASDAQ, or the Exchange Act;

•
each member shall meet the independence and financial literacy requirements set forth in NI 52- 110;

•
each member shall not have participated in the preparation of the financial statements of ours (or any then current subsidiary of ours) at any time during the past three years;

•
each member shall be able to read and understand fundamental financial statements in accordance with the audit committee requirements for companies listed on NASDAQ in NASDAQ Marketplace Rule 5605(c)(2)(A)(iv); and

•
at least one (1) member shall, in the judgment of the Board, be an “audit committee financial expert” within the meaning of such term in Item 407(d) of Regulation S-K under the US Securities Act of 1933, as amended.

The audit committee is currently comprised of Luke Beshar (Chair), Dr. Helen Tayton-Martin and Mr. Paolo Pucci each of whom is a non-executive member of our Board of Directors. Mr. Paolo Pucci was appointed to the audit committee on November 12, 2020 in replacement of Dr. Thomas Reynolds who ceased being a member of the audit committee on October 31, 2020. Each member of the audit committee is (a) an “Independent Director,” as defined in NASDAQ Rule 5605(a)(2), and (b) “independent” within the meaning of Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the determination of independence will be affirmatively made by our Board annually, provided that our Board may elect to take advantage of any exemption from such requirements provided in the rules of the NASDAQ or the Exchange Act. Our board of directors has determined that Luke Beshar qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our board of directors considered the nature and scope of experience that Mr. Beshar has previously had with public reporting companies, including service as Chief Financial Officer of NPS Pharmaceuticals, Inc. In addition, each member of the audit committee is an independent and non-executive directors of the Corporation and meets the independence and financial literacy requirements of NI 52-110.
The purpose of the Audit Committee is to assist the Board of Directors in:
•
overseeing the integrity of our financial statements and our accounting and financial reporting processes and financial statement audits;

•
overseeing our compliance with legal and regulatory requirements;

•
overseeing the qualifications and independence of our registered public accounting firm (independent auditor);

•
overseeing the performance of our independent auditor; and

•
overseeing the design, implementation and ongoing effectiveness of our systems of disclosure controls and procedures, risk management systems, internal control over financial reporting and compliance with ethical standards adopted by us.

Since the commencement of our most recently completed fiscal year and adoption of the Audit Committee charter, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.
Other Committees
We may establish special committees from time to time to deal with specific matters. In 2020, in connection with the public offerings of securities of the Corporation completed by the Corporation, the Board established a Pricing Committee of the Board which reviewed and finalized the key material terms of such public offerings.
Assessments
The Board has developed a questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the chair on an annual basis or more frequently from time to time as the need arises.
The chair takes appropriate action as required based on the results obtained.
Director Tenure
Each of the persons elected as a director at the Meeting will serve until the close of our next annual meeting or until his or her successor is elected or appointed. The Board has not adopted a term limit for directors. The Board believes that the imposition of director term limits on a Board may discount the value of experience and continuity amongst Board members and runs the risk of excluding experienced and potentially valuable Board members. The Board relies on an annual director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits.

Diversity
The corporate governance and nominating committee encourages diversity in the composition of the Board and requires periodic review of the composition of the Board as a whole to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of diversity, knowledge, experience, skills and expertise required for the Board as a whole. Accordingly, while the Board has not adopted a written policy nor targets relating to the identification and nomination of diverse directors, the Board does take into consideration a nominee’s potential to contribute to diversity within the Board. Given that diversity is part of determining the overall balance, which includes gender, and that the chair assesses the results of director assessment questionnaires on a regular basis, the Board has not adopted a gender specific policy target. The Board is currently comprised of seven male directors and one female director (14.3%, assuming the proposed seven director nominees are elected at the Meeting).
Consistent with our approach to diversity at the Board level, our hiring practices include consideration of diversity across a number of areas, including gender. Of our 27 employees (excluding the executive team) as of December 31, 2020, 21 employees (or 78%) are women. As of December 31, 2020, two of the six (or 33%) of our executive officer positions are held by women. We do not have a target number of women executive officers. Given the small size of our executive team, we believe that implementing targets would not be appropriate. However, in our hiring practices, we consider the level of representation of women in executive officer positions.

PRINCIPAL SHAREHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common shares as of April 19, 2021 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 103,137,173 common shares outstanding as of April 19, 2021.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common shares. Our common shares subject to options that are currently exercisable or exercisable within 60 days of April 19, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.
	Shares Beneficially Owned
Name and address of beneficial owner(1)	Number	Percentage
5% Shareholders:
Avoro Capital Advisors LLC(2)	5,800,000	5.6%
New Enterprise Associates, Inc.(3)	6,586,363	6.4%
RA Capital Management, L.P.(4)	5,290,481	5.1%
Named Executive Officers and Directors:
Jan Skvarka(5)	249,687	*
Robert Uger(6)	70,924	*
Ingmar Bruns	0	*
James Parsons(7)	156,031	*
Penka Petrova(8)	51,468	*
Luke Beshar(9)	590,989	*
Michael Kamarck	0	*
Paolo Pucci	0	*
Thomas Reynolds(10)	598,532	*
Helen Tayton-Martin(11)	534,961	*
Paul Walker(12)	515,956	*
Robert Kirkman(13)	6,623,030	6.4%
Scott Myers	0	*
All directors and officers as a group (13 persons)(14)	9,391,578	9.1%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Trillium Therapeutics USA Inc., 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States.

(2)
Based solely on information contained in a 13G filed by Avoro Capital Advisors LLC (“Avoro”) with the SEC on February 12, 2021 reports sole voting power and sole dispositive power with respect to

5,800,000 common shares. Behzad Aghazadeh serves as the portfolio manager and controlling person of Avoro. The address for Avoro and Dr. Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012.
(3)
Based solely on information contained in a Schedule 13D/A filed by New Enterprise Associates with the SEC on January 28, 2020 and a Form 3 filed by New Enterprise Associates with the SEC on January 4, 2021. Consists of (i) 5,736,363 common shares and (ii) warrants to purchase up to 850,000 common shares held by Growth Equity Opportunities Fund V, LLC (“GEO V”). NEA Partners 16, L.P. (“NEA Partners 16”) is the sole general partner of New Enterprise Associates 16, L.P. (“NEA 16”). NEA 16 is the sole member of GEO V. Mr. Walker, a member of our board of directors, is a manager of NEA 16 GP, LLC, which is the sole general partner of NEA Partners 16. Mr. Walker disclaims beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the securities held by GEO V in which the Reporting Person has no pecuniary interest. The address for the entities listed above is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)
Based solely on information contained in a 13G/A filed by RA Capital Management, L.P. with the SEC on April 7, 2021. Consists of 5,290,481 common shares held by RA Capital Healthcare Fund, L.P. (the “Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the common shares. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the common shares except to the extent of their actual pecuniary interest therein. The address for the entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(5)
Consists of 249,687 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(6)
Consists of 70,924 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(7)
Consists of 156,031 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(8)
Consists of 51,468 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(9)
Consists of (i) 547,656 deferred share units, or DSUs, and (ii) 43,333 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(10)
Consists of (i) 526,866 DSUs and (ii) 71,666 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(11)
Consists of (i) 498,294 DSUs and (ii) 36,667 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(12)
Paul — See note 3. Consists of 36,667 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(13)
Consists of (i) 472,623 DSUs and (ii) 43,333 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

(14)
Consists of (i) 5,736,363 common shares, (ii) 2,045,439 DSUs and (ii) 759,776 common shares issuable upon the exercise of options within 60 days of April 19, 2021.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.
Because we were a foreign private issuer until December 31, 2020, our directors, executive officers, and 10% owners were not required to file reports in 2020 under Section 16(a) under the Exchange Act.
INFORMATION ABOUT OUR INDEPENDENT ACCOUNTANTS
Ernst & Young LLP has served as our independent auditor since 2004. We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019.
	2020	2019
	(in thousands)
Audit fees(1)	$385	$235
Audit-related fees(2)	—	—
Tax fees(3)	—	2
All other fees(4)	—	—
Total fees	$385	$237

(1)
Audit fees consist of fees for the audit of our consolidated annual financial statements, review of our interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements. During 2020, audit fees also consisted of fees related to the filing of a base shelf prospectus, a private offering, a prospectus financing and an S-8 registration statement. During 2019, audit fees also consisted of fees related to the filing of a base shelf prospectus and a prospectus financing.

(2)
Audit-related fees are fees charged by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” There were no fees billed for 2020 or 2019 related to audit-related services rendered by Ernst & Young LLP.

(3)
“Tax fees” are fees billed by Ernst & Young LLP for tax compliance and tax advice. There were no fees billed for 2020 related to tax compliance, tax advice and tax planning services rendered by Ernst & Young LLP.

(4)
“All other fees” are fees billed by Ernst & Young LLP for services not described above. There were no fees billed for 2020 or 2019 related to other services rendered by Ernst & Young LLP.

SHAREHOLDER PROPOSALS
In addition to the advanced notice provisions included in our articles, a shareholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2021. However, if the date of the 2022 Annual Meeting of Shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Shareholders. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. Shareholder proposals should be addressed to 100 CambridgePark Drive, Suite 510, Cambridge, Massachusetts 02140, United States, Attention: Secretary.

ADDITIONAL INFORMATION
Additional information relating to us can be found under the Corporation’s profile on SEDAR at www.sedar.com. Financial information is provided in the Annual Report on Form 10-K available under the Corporation’s profile on SEDAR at www.sedar.com, the SEC’s website at www.sec.gov and incorporated herein by reference.
Copies of these consolidated financial statements and MD&A may be obtained (in some cases upon payment of a reasonable charge if the request is made by a person or company that is not a security holder of ours) upon written request to James Parsons, Chief Financial Officer, at: Trillium Therapeutics Inc., 2488 Dunwin Drive, Mississauga, Ontario L5L 1J9.

DIRECTORS’ APPROVAL
The contents and the sending of this Circular have been approved by the directors, and this Circular has been sent (or made available to) each director of the Corporation, each shareholder entitled to notice of the Meeting and the auditors of the Corporation.
DATED the 28th day of April, 2021.
BY ORDER OF THE BOARD OF DIRECTORS
“Dr. Jan Skvarka”
Dr. Jan Skvarka
Director, President and Chief Executive Officer

Schedule A
TRILLIUM THERAPEUTICS INC.
CORPORATE GOVERNANCE GUIDELINES
PURPOSE
The purpose of these Corporate Governance Guidelines (“Guidelines”) is to provide a concise description of the corporate governance obligations, principles and practices of the Board of Directors (the “Board”) of Trillium Therapeutics Inc. (the “Company”). These Guidelines should be interpreted in the context of all applicable laws and the Company’s articles of incorporation, bylaws and other corporate governance documents.
MANDATE OF THE BOARD
The business and affairs of the Company are managed under the direction of the Board, which is elected by the shareholders. The Board selects the senior management team, which is charged with the conduct of the Company’s business. The Board then acts as an advisor and counsel to senior management and monitors the senior management team’s performance.
The core responsibilities of the Board include:
•
Chief Executive Officer (“CEO”) and key executive officer selection;

•
the creation of a culture of integrity throughout the organization;

•
adopting a strategic planning process and understanding and approving Company strategy, annual budgets and business plans;

•
overseeing major investments, capital expenditures and acquisitions;

•
the identification of the principal risks of the issuer’s business, and ensuring the implementation of appropriate systems to manage these risks;

•
establishing officer and Board compensation;

•
succession planning;

•
adopting a communication policy;

•
overseeing the adequacy and effectiveness of the Company’s system of internal control over financial reporting and disclosure controls and procedures; and

•
developing the Company’s approach to corporate governance, including developing a set of corporate governance principles and guidelines.

The Board should exercise objectivity and autonomy and make independent, informed decisions. The Board should possess and develop the knowledge and expertise to provide effective oversight. The Board should display the character, integrity, and will to assert their points of view, and demonstrate loyalty exclusively to the Company and its shareholders in all matters pertaining to the Company. Finally, the Board should devote the time necessary to fulfill the legal, regulatory and stock exchange requirements imposed upon them.
COMPOSITION
1.
Board Chair and Membership.   The chairperson of the Board (the “Chair”) will be appointed by and serve at the discretion of the Board and all members will serve at the pleasure of the Board, continuing as a member of the Board until resignation or replacement.

The designation of the Chair shall occur annually at the first meeting of the Board after a meeting of shareholders at which Directors are elected. If the Chair is not so designated, the Director who is then serving as Chair shall continue as Chair until his or her successor is appointed.

1

2.
Board Composition.   The Board is composed of qualified individuals, a majority of whom are independent and free from conflicts of interest, who have and will devote the necessary time to fulfill their responsibilities, and who are able to understand the issues facing the Company, challenge management with tough questions and goals, and take action when needed.

3.
Independence of Non-employee Directors.   An “Independent Director” is one who has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. An Independent Director also meets the definition of independence set forth in the Nasdaq Stock Exchange Stock Market Rules. With the exception of the Company’s CEO, if applicable, the Board shall be comprised entirely of Independent Directors. In addition, all members of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee shall be Independent Directors. The Board will periodically evaluate all relationships between the Company and each independent director for the purposes of determining whether a material relationship exists that might represent a potential conflict of interest or otherwise interfere with the director’s ability to satisfy his or her responsibilities as an independent director.

4.
Board Size.   The Board reserves the right at any time to increase or decrease its size, subject to any provisions in the Company’s articles of incorporation and bylaws, depending on the Board’s assessment of its needs and other factors. The number of directors does not exceed a number that can function efficiently as a body. The Corporate Governance and Nominating Committee considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Corporate Governance and Nominating Committee considers candidates to fill new positions created by expansion and vacancies that may occur.

5.
Director Compensation and Share Ownership.   Only non-employee directors receive payment for serving on the Board. The Company’s director compensation policies ensure a meaningful financial stake in the Company by its directors.

6.
Resignation for Majority Withheld Vote.   The Company has a Majority Voting Policy for the election of directors pursuant to which any nominee in an uncontested election who receives more “withheld” votes than in favor must immediately tender his or her resignation. In connection therewith, the Corporate Governance and Nominating Committee shall consider such offer of resignation and recommend whether or not to accept it.

OPERATION OF THE BOARD
1.
Role of Directors.   The business and affairs of the Company are managed by or under the direction of the Board, acting on behalf of the stockholders. The Board has delegated to the officers of the Company the authority and responsibility for managing the Company’s everyday affairs. The Board has an oversight role and is not expected to perform or duplicate the tasks of the CEO or senior management.

2.
Board Committees.   It is the general policy of the Company that all major Board decisions are considered by the Board as a whole, but that certain decisions are specifically delegated to committees as set forth in the committee charters, which charters are approved by the Board and made public on the Company website. The Board currently has three standing committees to assist the Board in discharging its responsibilities: Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The committees report regularly to the full Board.

3.
Special Board Committees.   From time to time, a special committee, sometimes called an ad hoc committee, may be established by the Board to perform some specific task(s). The Board appoints special committees, and sets membership and goals, upon the recommendation of the Chair of the Board. Upon completion of the special committee’s assignment(s), the special committee shall present a final report to the Board at which time it will be automatically dissolved.

4.
Rotation of Committee Members.   The Corporate Governance and Nominating Committee will recommend, and the Chair of the Board will consider, rotating committee members from time to

2

time. In addition, to the extent practical, the Chair will endeavor to rotate committee chairs every three to five years, with the expectation that a new Chair will have served on the committee before becoming Chair of said committee.
5.
Master Agenda.   Annually, the Board and each committee agree upon a meeting schedule and tentative agenda for the upcoming year. Agenda items are added and deleted over the coming year at the members’ requests and as business developments warrant. The Chair sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee are reviewed with the Chair of the committee. Any member of the Board may request that an item be included on the agenda. The Chair of the committee sets the agenda for committee meetings in consultation with the Chair, appropriate members of management, and the committee members.

6.
Board Agenda Items and Time Allocation.   Agenda items are designated by the Chair of the Board, the CEO, management, or others as determined by the Chair. Individual directors may add topics to the agenda by contacting the Chair.

7.
Committee Agenda Items.   Committee chairs are responsible to set agenda items for each committee meeting. The Secretary shall solicit agenda topics from each Chair and committee members may add topics to the agenda by contacting the committee Chair.

8.
Meeting Frequency and Length.   The frequency and length of meetings of the Board and each committee is determined by the Chair of the Board or the committee Chair.

9.
Attendance.   Directors are expected to attend (in person or telephonically) all scheduled Board and applicable committee meetings but are not required to attend the Company’s Annual Meeting of Shareholders. In no event should a director attend less than 75% of the meetings. Directors are expected to participate in the entire meeting and to review all meeting materials in advance. The Board holds at least four scheduled meetings each year. The Board’s committees also have regularly scheduled meetings throughout the year. The Board and its committees hold additional meetings on an as-needed basis, and directors are expected to attend these meetings whenever possible.

10.
Attendance of Non-Directors at Meetings.   It is appropriate for non-board members who are invited by the Chair of the Board, CEO or committee Chair, to attend Board and committee meetings, except during Executive Sessions.

11.
Time Commitment; Advance Distribution and Review of Board Materials.   Directors are expected to spend the time needed and meet as frequently as the Board deems necessary or appropriate to discharge their responsibilities. Materials related to agenda items are provided to directors sufficiently in advance of meetings to allow the directors to prepare for discussion of the items at the meeting. Generally, presentations on specific subjects will be sent to the directors in advance to save time at Board meetings and focus discussion on the Board’s questions. On those occasions in which the subject matter is extremely sensitive, the presentation will be discussed only at the meeting.

12.
Executive Sessions.   “Executive Sessions” (defined as a meeting comprised solely of Independent Directors) will be led by the Chair of the Board and shall be held regularly, but in all cases at least four (4) times a year. At the Executive Sessions, the Independent Directors may consider such items as they determine in their discretion, including, without limitation, the report of the independent auditor, the criteria upon which the performance of the CEO are based, the performance of the CEO against such criteria, the compensation of the CEO and other members of the executive team, and any other relevant matters.

AUTHORITY AND RESPONSIBILITIES OF THE BOARD
1.
Selection of Chair.   The Board has the responsibility to select its Chair. The Chair has the responsibility for managing the Board. The Chair must be an Independent Director. The Chair

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has the responsibility for chairing Executive Sessions, and shall serve as a liaison between Independent Directors and the CEO. The Chair shall also provide feedback to the CEO from the meetings of the Independent Directors. The Chair and the CEO may not be the same person.
2.
Selection of Chief Executive Officer.   The Board has the responsibility to select the CEO. The CEO has the responsibility for managing the Company. The Board together with the CEO shall develop and maintain a position description for the CEO.

3.
Corporate Performance Goals and Annual Evaluation.   The Board is responsible for setting performance goals for the Company and for evaluating its performance against such goals. The Compensation Committee administers the process by meeting annually with management to receive recommendations concerning such goals.

4.
Director Access to Corporate and Independent Advisors.   Board members have free access to all members of the executive team, but they should endeavor to inform the CEO and the Chair of the Board of any communications. The CEO has been designated as liaison between management and directors to ensure that the role between Board oversight and management operations is respected. The Board and any of its committees may consult with independent legal, financial and accounting advisors to assist in their duties to the Company and its shareholders.

5.
Board Interaction with Outside Stakeholders.   The CEO is responsible for establishing effective communications with the Company’s stakeholder groups, i.e. shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside directors from meeting with stakeholders, but directors must inform the CEO of any communications. It is suggested that in the majority of circumstances any such meeting be held with the CEO present.

6.
Shareholder Nominated Proposals.   To the extent a shareholder complies with the Company’s bylaws and all applicable regulations to submit a proposal to the Company for inclusion in the Company’s proxy statement, then

a.   a majority of independent directors shall review the proposal to determine whether it is in the best interests of the Company and its shareholders; and
b.   a majority of independent directors shall recommend for or against such proposal (or take no position) and provide the reason for such recommendation (if any) in the proxy statement.
7.
Membership on Other Boards.   Directors, officers, or other Company employees may wish to serve on boards of other public, private, or non-profit organizations. Such service is often in the best interests of the Company and the individual, but the Company must protect against conflicts of interest and on limiting demands on the person’s time. Therefore, the person wishing to serve on another board: (a) if a director of the Company, must notify the Corporate Governance Committee who will review the situation and make a recommendation to the full Board; (b) if an executive officer, must receive prior approval of the Board; and (c) if another officer or a non-officer employee, must receive prior approval of the CEO. In any event, a director is discouraged from serving on more than five public company boards and an executive officer of a public company is discouraged from sitting on more than three public company boards.

8.
Change in Responsibility of Directors.   A director who changes his/her full-time responsibility should inform the Board. The Board shall determine whether such change in responsibilities will impair the director’s ability to effectively serve on the Board. The Board should review the continued appropriateness of the Board membership under these circumstances. If the Board reasonably and in good faith determines that it would be inappropriate for a director to continue to serve, the director shall volunteer to resign from the Board.

9.
Code of Conduct.   The Board shall adopt and maintain a written Code of Business Conduct and Ethics governing the activities of the Company.

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10.
Strategic Planning.   The Board views involvement in strategic planning and approval of the Company’s long-term strategic plan as important responsibilities and shall conduct a strategic planning meeting at least annually.

11.
Annual Review of Corporate Governance Guidelines.   These Guidelines are reviewed by the Board at least annually.

SELECTION OF THE BOARD
1.
Director Qualification Standards.   Directors are to possess the highest personal and professional ethics, and must be committed to representing the long-term interests of the shareholders. Directors shall devote sufficient time to carrying out their duties and responsibilities effectively, and be committed to serve on the Board for an extended period of time.

2.
Limited on Number of Other Boards.   Performing the duties and fulfilling the responsibilities of a Director require a significant commitment of time and attention. The Board does not believe, however, that explicit limits on the number of other boards of directors on which a Director sits, or on other activities a Director pursues, are appropriate. The Board, however, recognizes that excessive time commitments can interfere with a Director’s ability to perform and fulfill his or her duties and responsibilities effectively. The Corporate Governance and Nominating Committee will consider whether the performance of a Director has been or is likely to be adversely affected by excessive time commitments, including service on other boards of directors. Directors must notify the Chair of the Corporate Governance and Nominating Committee when accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising the Director’s ability to perform or fulfill his duties and responsibilities may be fully assessed.

3.
Term and Age Limits.   The Board does not believe that limits on the number of consecutive terms a Director may serve or on the Directors’ ages are appropriate in light of the substantial benefits of a sustained focus on the Company’s business, strategy and industry over a significant period of time. Each Director’s performance will be assessed by the Corporate Governance and Nominating Committee in light of relevant factors.

4.
Director Selection Process.   The Board is responsible for selecting new members to join the Board and generally will appoint a new member to fill a vacant seat and to stand for election at the next Annual Meeting of Shareholders. The Board delegates the screening process involved in such selection to the Corporate Governance and Nominating Committee with direct input from the Chair, the CEO, and such other Independent Directors and executive officers as the Corporate Governance and Nominating Committee deems appropriate. Shareholders may propose nominees for consideration by the Corporate Governance and Nominating Committee by submitting names and supporting information to the Secretary of the Company in accordance with the deadlines and procedures set forth in the Company’s Bylaws and all applicable rules and regulations.

5.
Succession.   The Corporate Governance and Nominating Committee shall be responsible for developing succession plans for the Board.

ROLE OF THE CHAIR
The Chair’s primary role is to ensure that the Board of Directors functions properly, meets its obligations and responsibilities, fulfills its purpose and that its organization and mechanisms are in place and working effectively. More specifically, the Chair shall:
1.
Chair meetings of the Board of Directors;

2.
In consultation with Board members and the CEO set the agendas for the meetings of the Board of Directors;

3.
In collaboration with the Chairs of the Board Committees and the CEO, ensure that agenda items for all Committee meetings are ready for presentation and that adequate information is distributed

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to members in advance of such meetings in order that members may properly inform themselves on matters to be acted upon;
4.
Assign work to members;

5.
Act as liaison and maintain communication with the CEO and Board members to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Board of Directors and its Committees; and

6.
Provide leadership to the Board of Directors with respect to its functions and mandate.

BOARD AND CEO EVALUATION, EDUCATION AND SUCCESSION
1.
Director Orientation and Continuing Education.   The Board strongly encourages directors to participate in continuing education programs. The Secretary of the Company is responsible for creating and coordinating an orientation program that includes interaction with management and materials for new directors that make them familiar with the Company’s vision, core values, financial matters, corporate governance practices, the nature and operation of the Company’s business and other key policies and practices.

2.
CEO Performance Goals and Annual Evaluation and Compensation.   The Board is responsible for setting and approving the corporate goals and objectives of the CEO and for evaluating his or her performance against such goals. The Compensation Committee administers the process by meeting annually with the CEO to receive his or her recommendations concerning such goals. Both the goals and the evaluation are considered by the Independent Directors of the Board at an Executive Session wherein CEO compensation is approved.

3.
Management Succession and Development.   The Board oversees plans for CEO and senior management succession. When appropriate, the Board shall replace the CEO and/or other officers.

4.
Annual Performance Evaluation.   The Board of Directors conducts an annual self-evaluation to assess the contribution of the Board, its committees and each individual director, and to determine whether the Board, its committees and each director is functioning effectively. Results of the self-assessment will be collected and summarized by the Company’s counsel. The Chair of the Board and the Corporate Governance and Nominating Committee monitors the mix of skills and experience that directors bring to the Board. The Corporate Governance and Nominating Committee recommends a process for the self-evaluation, which focuses on the contribution to the Company by the Board, its committees and each individual director and on areas in which the Board believes that improvements should be made.

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8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Mr A Sample Designation (if any) Add1Add2 add3 add4 add5 add6 000001 Security ClassCOMMON SHARESHolder Account NumberC1234567890XXX Fold This Form of Proxy is solicited by and on behalf of Management.Notes to proxy1.Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).2.If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3.This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4.If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.5.The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.6.The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7.This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.8.This proxy should be read in conjunction with the accompanying documentation provided by Management.Proxies submitted must be received by 1:00 pm (Toronto time) on June 4, 2021.VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Fold •Call the number listed BELOW from a touchtone telephone.1-866-732-VOTE (8683) Toll Free •Go to the following website: www.investorvote.com•Smartphone? Scan the QR code to vote now.
•You can enroll to receive future securityholdercommunications electronically by visiting www.investorcentre.com. •You can attend the meeting virtually byvisiting the URL provided on the back of this proxy. If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER01QFNA 123456789012345 CPUQC01.E.INT/000001/i1234

MR SAM SAMPLEAppointment of ProxyholderI/We being holder(s) of securities of Trillium Therapeutics Inc. (the “Corporation”) hereby appoint: Mr. Paul Walker, or failing this person, Dr. Jan Skvarka, or failing this person, Mr. James Parsons (the “Management Nominees”) C1234567890 XXX123Print the name of the person you areORappointing if this person is someone other than the Management Nominees listed herein.Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Trillium and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Corporation to be held online at https://web. lumiagm.com/268053638 on June 8, 2021 at 1:00 pm (Toronto time) and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1.Election of Directors ForWithhold ForWithhold ForWithhold 01.Mr. Luke Beshar 02.Dr. Michael Kamarck 03.Mr. Paul Walker Fold 04.Mr. Paolo Pucci 05.Dr. Jan Skvarka 06.Dr. Helen Tayton-Martin 07.Mr. Scott Myers 2.Appointment of AuditorsTo reappoint Ernst & Young, LLP, Chartered Professional Accountants, Licensed Public Accountants, as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.3.Advisory vote on the compensation of the Corporation’s named executive officersTo consider and if deemed appropriate, act upon an advisory vote on the compensation of the Corporation’s named executive officers, the full text of the resolution is set forth in the management information circular and proxy statement (the “Circular”) prepared in connection with the Meeting. ForWithhold ForAgainst 4.Advisory vote on the frequency of future advisory votes on the compensation of the Corporation’s named executive officersTo consider and if deemed appropriate, act upon an advisory vote on the frequency of future advisory votes on the compensation of the Corporation’s named executed officers, the full text of the resolution is set forth in the Circular. 1 Year 2 Years3 Years Fold Signature of ProxyholderI/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. Signature(s) DateMM / DD / YY Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular – Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. S H C Q 314774 X X X X A R 1 999999999999 01QFOA